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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3790

Pear Tree Funds
(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773
(Address of principal executive offices)

Willard L. Umphrey
Pear Tree Advisors, Inc.
55 Old Bedford Road, Lincoln, MA 01773
(Name and address of agent for service)

Registrant's telephone number, including area code: (781) 676-5900

Date of fiscal year end: March 31

Date of reporting period: April 1, 2016 through September 30, 2016

ITEM 1. REPORTS TO SHAREOWNERS.

PEAR TREE FUNDS

SEMI-ANNUAL REPORT
SEPTEMBER 30, 2016

U.S. EQUITY FUNDS
PEAR TREE POLARIS SMALL CAP FUND
PEAR TREE QUALITY FUND

*This fund changed its name to Pear Tree PanAgora Emerging Markets Fund as of April 1, 2016.

PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund
Pear Tree Quality Fund
Pear Tree PanAgora Emerging Markets Fund
Pear Tree PanAgora Risk Parity Emerging Markets Fund
Pear Tree Polaris Foreign Value Fund
Pear Tree Polaris Foreign Value Small Cap Fund
SEMI-ANNUAL REPORT
September 30, 2016

TABLE OF CONTENTS
President's Letter	1
Fund Expenses	2
Portfolio Manager Commentaries	4
Pear Tree Polaris Small Cap Fund	4
Pear Tree Quality Fund	6
Pear Tree PanAgora Emerging Markets Fund	8
Pear Tree PanAgora Risk Parity Emerging Markets Fund	10
Pear Tree Polaris Foreign Value Fund	12
Pear Tree Polaris Foreign Value Small Cap Fund	14
Schedules of Investments	16
Pear Tree Polaris Small Cap Fund	16
Pear Tree Quality Fund	21
Pear Tree PanAgora Emerging Markets Fund	25
Pear Tree PanAgora Risk Parity Emerging Markets Fund	32
Pear Tree Polaris Foreign Value Fund	50
Pear Tree Polaris Foreign Value Small Cap Fund	54
Statements of Assets and Liabilities	60
Statements of Operations	64
Statements of Changes in Net Assets	66
Financial Highlights	72
Notes to Financial Statements	84
Information for Shareholders	102
Management Contract and Advisory Contract Approval	103
Service Providers	inside back cover
This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds' investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call (800) 326-2151.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

Dear Fellow Shareholder,
We are pleased to provide you with the Pear Tree Funds' Semi-Annual Report for the six-month period ended September 30, 2016 and to update you on recent market conditions and the performance of the Pear Tree Funds.
For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback@peartreefunds.com or call us at 800-326-2151 with any questions or for assistance on your account.
Sincerely,
Willard Umphrey
President and Chairman
Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds' Investment Manager and the Fund's sub-advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisors to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund's current or future investments.
Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

FUND EXPENSES
We believe it's important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund's Expense Example, which appears below.
Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.
Actual Expenses
The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading "Expenses Paid During the Period."
Hypothetical Example for Comparison Purposes
The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.
The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund's 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example for the 6 months ended September 30, 2016
			Beginning	Ending	Annualized	Expenses Paid*
		Total Return	Account Value	Account Value	Expense	4/1/2016 –
Pear Tree Fund	Share Class	Description	4/1/2016	9/30/2016	Ratio	9/30/2016
Small Cap	Ordinary	Actual	$1,000.00	$1,096.30	1.35%	$7.09
		Hypothetical	$1,000.00	$1,018.30	1.35%	$6.83
	Institutional	Actual	$1,000.00	$1,097.70	1.10%	$5.78
		Hypothetical	$1,000.00	$1,019.56	1.10%	$5.57
Quality	Ordinary	Actual	$1,000.00	$1,058.20	1.29%	$6.65
		Hypothetical	$1,000.00	$1,018.61	1.29%	$6.52
	Institutional	Actual	$1,000.00	$1,059.50	1.04%	$5.36
		Hypothetical	$1,000.00	$1,019.87	1.04%	$5.25
Emerging Markets	Ordinary	Actual	$1,000.00	$1,049.60	1.11%	$5.69
		Hypothetical	$1,000.00	$1,019.51	1.11%	$5.61
	Institutional	Actual	$1,000.00	$1,050.40	0.85%	$4.39
		Hypothetical	$1,000.00	$1,020.78	0.85%	$4.33
Risk Parity	Ordinary	Actual	$1,000.00	$1,020.70	1.27%	$6.43
Emerging Markets		Hypothetical	$1,000.00	$1,018.71	1.27%	$6.42
	Institutional	Actual	$1,000.00	$1,021.70	1.01%	$5.14
		Hypothetical	$1,000.00	$1,019.99	1.01%	$5.13
Foreign Value	Ordinary	Actual	$1,000.00	$1,055.80	1.52%	$7.85
		Hypothetical	$1,000.00	$1,017.43	1.52%	$7.71
	Institutional	Actual	$1,000.00	$1,057.10	1.27%	$6.57
		Hypothetical	$1,000.00	$1,018.68	1.27%	$6.44
Foreign Value	Ordinary	Actual	$1,000.00	$1,060.50	1.56%	$8.04
Small Cap		Hypothetical	$1,000.00	$1,017.26	1.56%	$7.87
	Institutional	Actual	$1,000.00	$1,062.10	1.31%	$6.75
		Hypothetical	$1,000.00	$1,018.52	1.31%	$6.61
*	"Expenses Paid" for each Fund share class relating to actual or hypothetical returns, is the amount equal to the product of (a) that Fund's and Share Class' average account value for the six-month period ended September 30, 2016, multiplied by (b) the corresponding "Annualized Expense Ratio" multiplied by (c) the fraction 183/365 (which reflects the six-month period covered by this report).

PEAR TREE POLARIS SMALL CAP FUND
 (formerly Pear Tree Columbia Small Cap Fund)

INVESTMENT PROFILE
All Data as of September 30, 2016
Investment Commentary
For the semi-annual period ended September 30, 2016, the Pear Tree Polaris Small Cap Fund's Ordinary Shares (the "Fund") underperformed its benchmark, the Russell 2000T Index (the "Index"). The Fund had a return of 9.63% compared to 13.19% for the Index.
Market Conditions and Investment Strategies

Fund Information
Net Assets Under Management	$100.7 Million
Number of Companies	58
Price to Book Ratio	2.2
Price to Earnings Ratio	20.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.47%	1.22%
Total Expense Ratio (Net)*	1.47%	1.22%
Ticker Symbol	USBNX	QBNAX
* per prospectus dated August 1, 2016. See financial highlights for total expense ratios for the six months ended September 30, 2016.

Over the past six months, the U.S. economy grew steadily, with higher consumer spending, record household net worth and a solid labor market. As a result, the Fed signaled its intention to raise interest rates. This news buoyed U.S. financials and most cyclical sector holdings, including Industrials and Information Technology.
Industrial stocks held by the Fund, Tutor Perini, Greenbrier Companies and Trex Company, were among the top contributors to performance. Civil and building construction company Tutor Perini had double-digit gains, backed by increasing building revenues, strong order books and better operating performance. With a greater than 40% market share in composite decking, Trex Company benefitted from the improved U.S. housing market.
In Information Technology, recent Fund purchase Bel Fuse Inc. had impressive results, as the electronic components manufacturer achieved fab facility efficiencies, secured new customers and returned to profitability following the Power-One acquisition. In Real Estate, EPR Properties was up more than 20%, seemingly impervious to expected rising interest rates. The company thrives due to its specialization in three high-growth, trending REIT properties types — entertainment, recreation and education.
Pizza restaurant chain, Papa John's, had strong returns after reporting stable U.S. business and international growth. These gains effectively offset losses elsewhere in the Consumer Discretionary sector, namely Motorcar Parts of America. Slower U.S. auto sales impacted market suppliers. IMAX was down after reporting lower gross box office revenues in the second quarter, due mainly to fewer blockbuster hits in theaters.
Weather conditions in Texas halted construction projects that involved U.S. Concrete Inc. The company reported weaker earnings. Demand for U.S. Concrete's services may pick up once projects resume.
Portfolio Changes
During the semi-annual period, the Fund exited seven companies, many of which reached our sell targets. Others were replaced for more fundamentally attractive, value-oriented stocks. Among the new purchases were Puerto Rico-based EVERTEC, Inc. and OFG Bancorp. The Fund also invested in BelFuse Inc. (as referenced above) and Phibro Animal Health Corp., a global developer of animal health and mineral nutrition products.
A Look Ahead
The U.S. small cap market shows progression, although volatility may be expected. We will capitalize on tumultuous periods to transition the portfolio to more fundamentally attractive, undervalued companies that align with the Fund's valuation profile. Currently, cyclical sector stocks and non-bank Financials dominate our research, although we have found some defensive companies worth consideration. We expect to continue repositioning the portfolio, adding new stocks that will lead to further satisfactory returns.

The Fund's lead portfolio manager is Bernard R. Horn, Jr. of Polaris Capital Management, LLC.

PEAR TREE POLARIS SMALL CAP FUND

Top 10 Holdings
Percentage of total net assets	27.2%
Ameris Bancorp	4.1%
EPR Properties	3.4%
Natus Medical, Inc.	2.6%
Ferro Corporation	2.6%
IMAX Corporation	2.5%
Integrated Device Technology, Inc.	2.5%
Physicians Realty Trust	2.5%
Kforce, Inc.	2.4%
Regal Entertainment Group	2.3%
Bel Fuse Inc., Class B	2.3%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	26.2%
Consumer Discretionary	17.3%
Industrials	15.3%
Information Technology	14.1%
Real Estate	12.8%
Health Care	5.6%
Materials	3.8%
Utilities	1.7%
Energy	1.6%
Telecommunication Services	1.3%
CASH + other assets (net)	0.3%

Value of a $10,000 Investment
Pear Tree Polaris Small Cap (PTSC) Ordinary Shares vs.
 Russell 2000 Index

Average Annual Total Returns

		Six				Since	Inception
	3Q 2016	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	6.90%	9.63%	15.15%	12.40%	3.56%	9.61%	08/03/92
Institutional Shares[1]	6.96%	9.77%	15.38%	12.68%	3.84%	9.08%	01/06/93
Russell 2000[2]	9.05%	13.19%	15.47%	15.82%	7.07%	9.48%
1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small cap company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date of the Index is 08/3/92. Russell 2000 is a registered mark of the LSE Group.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE QUALITY FUND

INVESTMENT PROFILE

All Data as of September 30, 2016
Investment Commentary
For the semi-annual period ended September 30, 2016, the Pear Tree Quality Fund's Ordinary Shares (the "Fund") underperformed its benchmark, S&P 500T (the "Index"). The Fund achieved a return of 5.82% at net asset value compared to 6.40% for the Index.
Market Conditions and Investment Strategies

Fund Information
Net Assets Under Management	$123.5 Million
Number of Companies	66
Price to Book Ratio	7.3
Price to Earnings Ratio	18.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.55%	1.30%
Total Expense Ratio (Net)*	1.30%	1.05%
Ticker Symbol	USBOX	QGIAX
* per prospectus dated August 1, 2016. See financial highlights for the total expense ratios for the six months ended September 30, 2016.
The Fund's investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the "Target Portfolio") and monitoring the Target Portfolio's holdings. The Fund's investment adviser, at the direction of the investment manager, rebalances the Fund's portfolio to correspond to the Target Portfolio's most recent holdings as publicly reported. From April 1, 2016 to September 30, 2016, the Fund's Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.12.
During the semi-period, the Healthcare sector was the largest positive contributor to the Fund's performance, due to stock selection. The Fund's underweight position in the Consumer Discretionary sector also contributed to performance.
The greatest detractors from performance came from sector selection in the Consumer Staples, Energy and Financial sectors. Stock selection in the Information Technology sector also detracted from performance.
Portfolio Changes
We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.
For the semi-period ended September 30, 2016, the Fund rebalanced the holdings twice to replicate the publicly disclosed holdings of the current target portfolio. The two rebalances resulted in the sale of twelve positions. Also as a result of the rebalances, the Fund opened new positions in two companies; one Energy company and one Financial company.
A Look Ahead
For the foreseeable future, the Fund's investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund's Prospectus.

Fund trading execution is overseen by Robert von Pentz, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE QUALITY FUND

Top 10 Holdings
Percentage of total net assets	43.3%
Microsoft Corporation	5.7%
Johnson & Johnson	5.4%
Procter & Gamble Company (The)	5.3%
Oracle Corporation	4.6%
Cisco Systems, Inc.	4.6%
Philip Morris International, Inc.	3.7%
Alphabet Inc.	3.7%
Apple, Inc.	3.6%
Coca-Cola Company (The)	3.5%
QUALCOMM Incorporated	3.3%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Information Technology	33.90%
Consumer Staples	28.50%
Health Care	18.60%
Industrials	7.00%
Consumer Discretionary	4.50%
Financials	2.80%
Materials	1.90%
Telecommunication Services	1.10%
Energy	0.00%
Utilities	0.00%
CASH + other assets (net)	1.70%

Value of a $10,000 Investment
Pear Tree Quality (PTQ) Ordinary Shares vs.
 S&P 500 Index

Average Annual Total Returns
		Six				Since	Inception
	3Q 2016	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	3.23%	5.82%	17.26%	13.69%	4.42%	9.08%	05/06/85
Institutional Shares[1]	3.27%	5.95%	17.47%	14.06%	4.63%	7.87%	03/25/91
S & P 500[2]	3.85%	6.40%	15.43%	16.37%	7.24%	10.64%
1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. For comparative performance purposes the beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor's.
Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.
Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE PANAGORA EMERGING MARKETS FUND
INVESTMENT PROFILE

All Data as of September 30, 2016
Investment Commentary
For the semi-annual period ended September 30, 2016, Pear Tree PanAgora Emerging Markets Fund's Ordinary Shares (the "Fund"), under-performed its benchmark, The MSCI Emerging Markets Index (the "Index"). The Fund achieved a return of 4.96% at net asset value compared to 10.02% for the Index.
Market Conditions and Investment Strategies
Fund Information
Net Assets Under Management	$126.0 Million
Number of Companies	156
Price to Book Ratio	2.0
Price to Earnings Ratio	13.4
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.74%	1.49%
Total Expense Ratio (Net)*	1.52%	1.27%
Ticker Symbol	QFFOX	QEMAX
* per prospectus dated August 1, 2016. See financial highlights for the total expense ratios for the six months ended September 30, 2016.
On a country basis, the largest detractors were the United States (3.43%) and Brazil (0.92%). Among holdings in the United States, the largest detractor was holding the PanAgora Risk Parity Emerging Markets Fund, while among holdings in Brazil, the largest detractor was not holding Petrobras. The largest Index contributors were Mexico 0.83% and Malaysia 0.57%. Among holdings in Mexico, the largest contributor was not holding America Movil SAB, while among holdings in Malaysia, the largest contributor was not holding Malayan Banking BHD.
On a sector basis, the largest detractors were Information Technology (2.18%) and Energy (0.57). Among holdings in Information Technology, the largest detractor was not holding Tencent Holdings Ltd., while among holdings in Energy, the largest detractor was an overweight in Tupras-Turkiye Petrol Rafine. The largest contributors for the semi-annual period were Telecom Services 0.75% and Consumer Staples 0.50%. Among holdings in Telecom Services, the largest contributor was an overweight in PT Telekomunikasi Indonesia Persero Tbk, while among holdings in Consumer Staples, the largest contributor was an overweight in PT Indofood CBP Sukses Makmur Tbk.
Portfolio Changes
There were no significant portfolio changes during the semi-annual period ending September 30, 2016.
Outlook
As a quantitative investment firm, PanAgora tends not to provide strategy-specific forward looking commentary. It believes that its systematic investment approach ensures that it deliver a portfolio of its highest conviction of ideas to all of its clients.

The Fund's portfolio is managed by Edward Qian, Ph.D., CFA Mark Barnes and Nick Alonso of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA EMERGING MARKETS FUND

Top 10 Holdings
Percentage of total net assets	57.4%
Pear Tree PanAgora Risk Parity Emerging Markets Inst.	42.9%
PT Telekomunikasi Indonesia Persero Tbk	2.1%
Emirates Telecommunications Group Co. P.J.S.C.	2.1%
Uni-President Enterprises Corporation	2.0%
PT Indofood CBP Sukses Makmur Tbk	1.6%
KT&G Corporation	1.4%
PT Gudang Garam Tbk	1.4%
Qatar Gas Transport Company Limited (Nakilat) Q.S.C.	1.4%
Globe Telecom, Inc.	1.3%
AAC Technologies Holdings Inc.	1.2%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Mutual Funds*	43.4%
Telecommunication Services	9.4%
Consumer Staples	8.9%
Information Technology	6.8%
Energy	6.3%
Consumer Discretionary	6.1%
Financials	5.5%
Materials	4.1%
Utilities	3.5%
Industrials	2.7%
Health Care	1.7%
Real Estate	1.2%
CASH + other assets (net)	0.4%

Top 10 Country Allocations
Percentage of total net assets	47.5%
South Korea	8.8%
Indonesia	6.4%
Taiwan	5.2%
Hong Kong	5.1%
China	5.0%
India	5.0%
Russia	3.7%
South Africa	3.5%
United Arab Emerates	2.6%
Qatar	2.2%

Value of a $10,000 Investment
Pear Tree PanAgora Emerging Markets (PTEM) Ordinary
Shares vs. MSCI EM Index

Average Annual Total Returns
		Six				Since	Inception
	3Q 2016	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	5.12%	4.96%	9.99%	1.93%	2.29%	4.84%	09/30/94
Institutional Shares[1]	5.15%	5.04%	10.24%	2.19%	2.55%	6.28%	04/02/96
MSCI EM2	9.15%	10.02%	17.21%	3.39%	4.28%	4.67%
1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The MSCI Emerging Markets ("MSCI EM") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 09/30/94.
3 "Top 10 Holdings", "Sector Allocation", and "Top 10 Country Allocation" reflect the direct and indirect (through the Fund's investment in Pear Tree PanAgora Risk Parity Emerging Markets Fund) securities holdings.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of September 30, 2016
Investment Commentary
For the semi-annual period ended September 30, 2016, the Pear Tree PanAgora Risk Parity Emerging Markets Fund's Ordinary Shares (the "Fund") underperformed its benchmark, The MSCI Emerging Markets Index (the "Index"). The Fund achieved a return of 2.07% at net asset value compared to 10.02% for the Index.
Market Conditions and Investment Strategies
Fund Information
Net Assets Under Management	$56.1 Million
Number of Companies	588
Price to Book Ratio	1.7
Price to Earnings Ratio	16.1
	Ordinary	Institutional
Total Expense Ratio (Gross)	1.49%	1.24%
Total Expense Ratio (Net)	1.49%	1.24%
Ticker Symbol	RPEMX	EMPRX
* per prospectus dated August 1, 2016. See financial highlights for the total expense ratios for the six months ended September 30, 2016.
On a country basis, the largest detractors were China (1.13%) and Poland (0.93%). Among holdings in China, the largest detractor was an underweight to Tencent Holdings Ltd., while among holdings in Poland, the largest detractor was an overweight to Grupa Azoty SA. The largest contributors during the period were South Africa 0.19% and Peru 0.08%. Among holdings in South Africa, the largest contributor was an underweight to Steinhoff International Holdings NV, while among holdings in Peru, the largest contributor was an overweight to Companhia de Minas Buenaventura. S.A.
On a sector basis, the largest detractors were Information Technology (2.10%) and Financials (1.21%). Among holdings in Information Technology, the largest detractor was an underweight to Tencent Holdings Ltd., while among holdings in Financials, the largest detractor was an underweight to China Construction Bank Corporation. There were no contributing sectors in the period.
Portfolio Changes
There were no significant portfolio changes during the semi-annual period ending September 30, 2016.
Outlook
As a quantitative investment firm, PanAgora tends not to provide strategy-specific forward looking commentary. It believes that its systematic investment approach ensures that it deliver a portfolio of its highest conviction of ideas to all of its clients.

The Fund's portfolio is managed by Edward Qian, Ph.D., CFA Mark Barnes and Nick Alonso of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

Top 10 Holdings
Percentage of total net assets	11.9%
iPath MSCI India Index ETN	4.0%
Emirates Telecommunications Group Co. P.J.S.C.	1.2%
iShares MSCI India ETF	1.1%
Qatar Electricity & Water Company Q.S.C.	1.0%
Industries Qatar Q.S.C.	0.9%
Qatar Gas Transport Company Limited (Nakilat) Q.S.C.	0.8%
DP World Ltd.	0.8%
Jollibee Foods Corporation	0.7%
Universal Robina Corporation	0.7%
America Movil S.A.B. Series L	0.7%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	15.1%
Telecommunication Services	12.1%
Industrials	11.1%
Consumer Staples	10.5%
Consumer Discretionary	9.5%
Materials	9.4%
Utilities	8.2%
Energy	7.5%
Health Care	4.4%
Real Estate	3.6%
Information Technology	2.7%
Exchange Traded Note	4.0%
Exchange Traded Fund	1.6%
CASH + other assets (net)	0.3%

Top 10 Country Allocations
Percentage of total net assets	62.6%
Indonesia	7.7%
Taiwan	7.6%
Philippines	7.1%
Thailand	6.8%
Malaysia	6.4%
South Korea	6.2%
Qatar	5.7%
Mexico	5.4%
Chile	5.1%
South Africa	4.6%

Value of a $10,000 Investment
Pear Tree PanAgora Risk Parity Emerging Markets
(PTRP) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns
		Six				Since	Inception
	3Q 2016	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	3.50%	2.07%	9.67%	—	—	(2.79)%	6/27/2013
Institutional Shares[1]	3.48%	2.17%	9.97%	—	—	(2.47)%	6/27/2013
MSCI EM2	9.15%	10.02%	17.21%	—	—	2.29%
1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The MSCI Emerging Markets ("MSCI EM") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 06/27/2013.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE POLARIS FOREIGN VALUE FUND
INVESTMENT PROFILE

All Data as of September 30, 2016
Investment Commentary
For the semi-annual period ended September 30, 2016, Pear Tree Polaris Foreign Value Fund's Ordinary Shares (the "Fund") outperformed its benchmark, the MSCI EAFE Index (the "Index"). The Fund had a return of 5.58% at net asset value compared to 5.24% for the Index.
Market Conditions and Investment Strategies
We are pleased with the Fund's outperformance, with more than two thirds of individual stocks in positive territory. The
Fund Information
Net Assets Under Management	$1,589.8 Million
Number of Companies	51
Price to Book Ratio	1.8
Price to Earnings Ratio	15.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.53%	1.28%
Total Expense Ratio (Net)*	1.53%	1.28%
Ticker Symbol	QFVOX	QFVIX
* per prospectus dated August 1, 2016. See financial highlights for the total expense ratios for the six months ended September 30, 2016.
majority of Materials holdings posted double-digit returns, including BHP Billiton, LANXESS, Linde AG, Solvay SA and Showa Denko. The market approved of LANXESS' strategic initiatives, including the acquisition of specialty chemicals and partial disposition of its synthetic rubber business. Solvay reported strong second quarter results, with growth in its polymer and performance chemical product lines.
Energy holding WorleyParsons returned in excess of 50% after the Australian engineering contractor announced cost reduction programs and increasing customer demand. In Industrials, Konecranes' stock rose more than 45% after it received approval from U.S. and E.U. antitrust regulators to purchase the materials handling/port solutions unit from Terex Corp. The company also announced improved profits on the back of cost savings.
International Game Technology had solid second quarter results, backed by higher lottery sales in Italy and North America. However, these gains couldn't offset losses elsewhere in the Consumer Discretionary sector. All of the Fund's U.K. homebuilders dropped immediately following the Brexit vote. In Consumer Staples, Greencore Group was down on concerns about lackluster U.S. operations and increasing U.K. supermarket price competition.
Samsung Electronics advanced, notwithstanding the lithium battery problems. It reported its biggest operating profit in two years on strong Galaxy S7 sales. Conversely, Information Technology out-sourcer Infosys declined after lowering its annual sales forecast, as it faces competition from customizable internet-based/cloud software.
Portfolio Changes
During the six-month period, the Fund exited Wincor Nixdorf and Rexlot Holdings. Sale proceeds were used to purchase Austrian hydro, pulp and metals service supplier Andritz, and Puerto Rico-based bank Popular Inc. We believe the Commonwealth's largest bank is undervalued due to the local debt crisis, which may be addressed by the recently-passed Puerto Rico Oversight, Management and Economic Stability Act.
Outlook
Global economies appear to be progressing, with improvements in most developed countries and select emerging markets like Russia and Brazil. However, periods of volatility will persist as evidenced by Brexit. Such tumult may afford us the opportunity to purchase currently undervalued, but fundamentally-strong companies that have been on our radar. Polaris' valuation screens have pin-pointed attractive companies in Asia, Japan and the U.K., and in various cyclical sectors including Materials and Financials. On-the-ground research continues, and we expect to add new companies that may enhance the Fund's valuation profile and contribute to continued outperformance.

The Fund's lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC.

PEAR TREE POLARIS FOREIGN VALUE FUND

Top 10 Holdings
Percentage of total net assets	25.4%
International Game Technology plc	2.7%
Solvay S.A.	2.7%
BHP Billiton plc	2.6%
Lanxess AG	2.6%
Linde Group (The)	2.6%
Methanex Corporation	2.5%
Persimmon plc	2.5%
Bellway plc	2.4%
Michelin (CGDE)	2.4%
Standard Chartered plc	2.4%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Materials	23.5%
Consumer Discretionary	21.3%
Financials	18.5%
Industrials	12.3%
Energy	6.1%
Telecommunication Services	5.9%
Consumer Staples	4.4%
Information Technology	4.0%
Health Care	3.8%
Utilities	0.0%
Cash and Other Assets (Net)	0.2%

Top 10 Country Allocations
Percentage of total net assets	80.0%
Germany	17.6%
United Kingdom	16.5%
France	7.7%
Sweden	7.2%
Japan	6.4%
Finland	5.9%
Norway	5.3%
Thailand	4.6%
Australia	4.4%
South Korea	4.4%

Value of a $10,000 Investment
Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares
vs. MSCI EAFE Index

Average Annual Total Returns
		Six				Since	Inception
	3Q 2016	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	13.08%	5.58%	8.97%	9.89%	3.09%	6.21%	05/15/98
Institutional Shares[1]	13.16%	5.71%	9.23%	10.18%	3.33%	7.68%	12/18/98
MSCI EAFE[2]	6.50%	5.24%	7.06%	7.88%	2.30%	4.13%
1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The MSCI Europe, Australia, and Far East ("MSCI EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 05/29/98.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE
All Data as of September 30, 2016
Investment Commentary
For the semi-annual period ended September 30, 2016, Pear Tree Polaris Foreign Value Small Cap Fund's Ordinary Shares (the "Fund") underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the "Index"). The Fund had a return of 6.05% at net asset value compared to 7.22% for the Index.
Market Conditions and Investment Strategies
Fund Information
Net Assets Under Management	$532.1 Million
Number of Companies	76
Price to Book Ratio	1.5
Price to Earnings Ratio	11.9
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.57%	1.31%
Total Expense Ratio (Net)*	1.57%	1.31%
Ticker Symbol	QUSOX	QUSIX
* per prospectus dated August 1, 2016. See financial highlights for the total expense ratios for the six months ended September 30, 2016.
The U.K. Brexit decision triggered a flight to safety in the June quarter, with defensive sectors like Utilities and Energy outperforming. Over the next three months, Brexit concerns dissipated and cyclicals returned to favor, with Industrial and Consumer Discretionary stocks rebounding. In sum total, the Fund achieved absolute gains in ten of eleven sectors during the six-month period. More noteworthy were the individual stock standouts that contributed to performance.
Energy holding Worley Parsons had gains in excess of 50%, as the Australian engineering company turned a profit on infrastructure division revenues in conjunction with internal cost restructuring. Brazilian utility, Equatorial Energia, achieved double-digit returns on the back of rising volumes, lower energy losses and fewer power interruptions.
Among consumer discretionary holdings, Clicks Group Ltd and Ipsos Group saw their respective stock prices rise more than 35% during the six-month period. Investors approved of Clicks Group's decision to acquire pharmacy and hospital retail shops from Netcare. French market research firm Ipsos reported record organic growth across nearly all business lines. Conversely, British home-builder, Crest Nicholson, had yet to recover from the Brexit turmoil. Hong Kong textile manufacturer Texwinca Holdings reported weaker earnings, attributable to falling cotton prices and slowing retail demand in China.
Similarly disparate returns were evidenced amongst Consumer Staples. Japan's Prima Meat Packers had greater than 40% gains, backed by increased sales of high-margin ham and sausage products. Greencore Group was down on concerns about lackluster U.S. operations and increasing price competition amongst U.K. supermarkets.
Portfolio Changes
During the semi-annual period, the Fund exited nine companies, many of which reached expected valuation targets. Sale proceeds were redeployed to eight new purchases, including one buy in Thailand, two in Taiwan and three in the U.K. The Fund also bought Spotless Group Holdings, an Australian facility service company, and Arcadis NV, a Netherlands architecture/engineering firm.
Outlook
Global markets appear to be on a modestly positive trajectory, with improvements in select emerging markets and most developed countries. However, volatility may persist; we intend to capitalize on these spurts of tumult to gain entry to undervalued companies. Our valuation screens have pin-pointed small-cap companies, predominately in emerging markets in Asia and Japan, as well as the U.K. with Brexit as the catalyst. We seek to add companies likely to enhance the Fund's valuation profile and contribute to satisfactory returns.

The Fund's lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings
Percentage of total net assets	23.0%
WorleyParsons Ltd.	2.7%
Freenet AG	2.5%
Dräegerwerk AG	2.4%
Prima Meat Packers Ltd.	2.3%
M1 Ltd.	2.2%
Wetherspoon (J.D.) plc	2.2%
IBJ Leasing Company, Limited	2.2%
BBA Aviation plc	2.2%
VTech Holdings Limited	2.2%
Galliford Try plc	2.1%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Industrials	21.7%
Consumer Discretionary	19.9%
Financials	11.6%
Information Technology	9.5%
Consumer Staples	9.5%
Telecommunication Services	6.0%
Utilities	5.0%
Materials	4.8%
Health Care	4.4%
Real Estate	3.0%
Energy	2.7%
CASH + other assets (net)	1.9%

Top 10 Country Allocations
Percentage of total net assets	75.7%
United Kingdom	19.0%
Japan	12.0%
Germany	7.7%
Australia	6.6%
Taiwan	6.3%
Hong Kong	5.8%
Thailand	5.6%
Ireland	4.5%
India	4.2%
China	4.0%

Value of a $10,000 Investment
Pear Tree Polaris Foreign Value Small Cap (PTFVSC)
Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

Average Annual Total Returns
		Six				Since	Inception
	3Q 2016	Months	One Year	Five Year	Ten Year	Inception	Date
Ordinary Shares	8.67%	6.05%	7.94%	11.13%	—	5.98%	5/1/2008
Institutional Shares[1]	8.64%	6.21%	8.16%	11.39%	—	6.22%	5/1/2008
MSCI World ex USA Small Cap[2]	8.00%	7.22%	13.79%	8.99%	—	3.74%
1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.
2 The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,372 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is May 01, 2008.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

PEAR TREE POLARIS SMALL CAP FUND

SCHEDULE OF INVESTMENTS

September 30, 2016 (Unaudited)

Common Stock—99.7%

	Shares	Value
AIRLINES—0.6%
Spirit Airlines, Inc. (a)	13,226	$562,502
AUTO COMPONENTS—1.2%
Motorcar Parts of America, Inc. (a)	43,206	1,243,469
BANKS—23.1%
Ameris Bancorp	117,700	4,113,615
BNC Bancorp	86,200	2,096,384
Brookline Bancorp, Inc.	156,000	1,901,640
Bryn Mawr Bank Corporation	54,146	1,732,131
Central Pacific Financial Corporation	83,883	2,113,013
CoBiz Financial, Inc.	103,909	1,383,029
Colony Bankcorp, Inc. (a)	20,000	197,800
Dime Community Bancshares, Inc.	96,900	1,624,044
F.N.B. Corporation	117,880	1,449,924
International Bancshares Corporation	60,700	1,807,646
OFG Bancorp	163,300	1,650,963
Pinnacle Financial Partners, Inc.	28,369	1,534,196
Southwest Bancorp, Inc.	88,700	1,684,413
		23,288,798
BUILDING PRODUCTS—2.8%
NCI Building Systems, Inc. (a)	38,474	561,336
Trex Company, Inc. (a)	37,800	2,219,616
		2,780,952
CAPITAL MARKETS—1.7%
Hercules Capital, Inc.	125,421	1,700,709
CHEMICALS—2.6%
Ferro Corporation (a)	188,035	2,596,763
COMMUNICATIONS EQUIPMENT—2.3%
Bel Fuse, Inc. Class B	96,000	2,317,440
CONSTRUCTION & ENGINEERING—1.8%
Tutor Perini Corporation (a)	86,471	1,856,532
CONSTRUCTION MATERIALS—1.2%
U.S. Concrete, Inc. (a)(b)	26,760	1,232,699
DIVERSIFIED TELECOMMUNICATIONS -1.3%
Fairpoint Communications, Inc. (a)	88,873	1,335,761
ELECTRIC UTILITIES—1.7%
ALLETE, Inc.	29,700	1,770,714

	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—12.8%
Brandywine Realty Trust	27,912	$435,985
DuPont Fabros Technology, Inc.	49,205	2,029,706
Education Realty Trust, Inc.	48,957	2,112,005
EPR Properties	43,410	3,418,103
Hersha Hospitality Trust	63,083	1,136,756
Physicians Realty Trust	115,622	2,490,498
Select Income Reit	45,722	1,229,922
		12,852,975
HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
Natus Medical, Inc. (a)	66,220	2,601,784
HOTELS, RESTAURANTS & LEISURE—1.7%
Papa Johns International, Inc.	22,128	1,744,793
INSURANCE—1.4%
United Insurance Holdings Corporation	81,741	1,387,962
Internet Software & Services—1.4%
Web.com Group, Inc. (a)	79,400	1,371,238
IT SERVICES—5.4%
Alliance Data Systems Corporation (a)	2,255	483,765
Cardtronics, Inc. (a)	46,183	2,059,762
EVERTEC Inc	88,800	1,490,064
Luxoft Holding, Inc. (a)	26,281	1,388,951
		5,422,542
LIFE SCIENCES TOOLS & SERVICES—0.9%
Cambrex Corporation (a)	21,397	951,311
MACHINERY—1.9%
Greenbrier Companies, Inc. (The) (b)	54,718	1,931,545
MEDIA—9.8%
Cinemark Holdings, Inc.	48,191	1,844,751
Entravision Communications Corporation, Class A	222,064	1,694,348
IMAX Corporation (a)	88,331	2,558,949
National CineMedia, Inc.	98,995	1,457,206
Regal Entertainment Group (b)	106,911	2,325,314
		9,880,568
OIL, GAS & CONSUMABLE FUELS—1.6%
Diamondback Energy, Inc. (a)	16,670	1,609,322
PHARMACEUTICALS—2.1%
Phibro Animal Health Corporation	76,800	2,087,424

	Shares	Value
PROFESSIONAL SERVICES—2.4%
Kforce, Inc.	119,694	$2,452,530
ROAD & RAIL—2.3%
Swift Transportation Company (a)(b)	106,414	2,284,709
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.9%
Integrated Device Technology, Inc. (a)	107,839	2,491,081
Microsemi Corporation (a)	34,728	1,457,881
		3,948,962
SOFTWARE—1.1%
Verint Systems, Inc. (a)	30,324	1,141,092
SPECIALTY RETAIL—3.0%
Asbury Automotive Group, Inc. (a)	27,946	1,555,754
Restoration Hardware Holdings, Inc. (a)(b)	41,458	1,433,618
		2,989,372
TEXTILES & APPAREL & LUXURY GOODS—1.6%
Deckers Outdoor Corporation (a)	27,300	1,625,715
TRADING COMPANIES & DISTRIBUTORS—3.5%
Air Lease Corporation	49,019	1,400,963
WESCO International, Inc. (a)	34,300	2,109,107
		3,510,070
TOTAL COMMON STOCK
(Cost $78,023,381)		100,480,253
Short Term Investments—0.6%
	Par Value	Value
Money Market—0.6%
State Street Bank Institutional Liquid Reserves
(Cost $608,620)	$608,620	608,620
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS
PURCHASED WITH CASH COLLATERAL FROM SECURITIES
LOANED)—100.3%
(Cost $78,632,001)		101,088,873

	Par Value	Value
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—9.2%
Money Market—9.2%
Western Asset Institutional Cash Reserves—Inst.
(Cost $9,219,305)		$9,219,305
TOTAL INVESTMENTS—109.5%
(Cost $87,851,306)		110,308,178
OTHER ASSETS & LIABILITIES (NET)—(9.5)%		(9,572,185)
NET ASSETS—100%		$100,735,993
(a) Non-income producing security
(b) All or a portion of this security was out on loan.
(c)	At September 30, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $79,013,894 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$23,255,325
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(1,180,346)
Net unrealized appreciation/(depreciation)		$22,074,979

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS
(as a percentage of Total Net Assets)
Financials	26.2%
Consumer Discretionary	17.3%
Industrials	15.3%
Information Technology	14.1%
Real Estate	12.8%
Health Care	5.6%
Materials	3.8%
Utilities	1.7%
Energy	1.6%
Telecommunication Services	1.3%
Cash and Other Assets (Net)	0.3%
100.0%

Industry sector diversification	Percent of net assets

Common Stock—98.3%
	Shares	Value
AEROSPACE & DEFENSE—0.6%
United Technologies Corporation	6,684	$679,094
BEVERAGES—3.5%
Coca-Cola Company (The)	101,279	4,286,127
CHEMICALS—1.9%
Monsanto Company	23,368	2,388,210
COMMUNICATIONS EQUIPMENT—4.2%
QUALCOMM Incorporated	58,895	4,034,308
Schlumberger Limited	15,274	1,201,147
		5,235,455
COMPUTERS & PERIPHERALS—4.2%
Apple, Inc.	39,420	4,456,431
Teradata Corporation (a)	24,459	758,229
		5,214,660
DISTRIBUTORS—0.3%
Genuine Parts Company	3,674	369,053
DIVERSIFIED FINANCIAL SERVICES—2.8%
American Express Company	53,636	3,434,850
ELECTRICAL EQUIPMENT—2.0%
Emerson Electric Co.	22,459	1,224,240
Honeywell International Inc.	6,724	783,951
Rockwell Automation, Inc.	4,054	495,967
		2,504,158
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.4%
Amphenol Corporation	6,583	427,368
FOOD PRODUCTS—6.3%
Nestle, S.A. (c)	34,121	2,696,241
Unilever N.V. (c)	54,146	2,496,131
Unilever plc (c)	54,826	2,598,752
		7,791,124
FOOD STAPLES & DRUG RETAILING—3.3%
Costco Wholesale Corporation	6,345	967,676
CVS Caremark Corporation	10,024	892,036
PepsiCo, Inc.	14,843	1,614,473
Wal-Mart Stores, Inc.	9,388	677,062
		4,151,247

	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES—6.1%
Becton, Dickinson and Company	6,396	$1,149,553
Intuitive Surgical, Inc. (a)	803	582,038
Medtronic plc	35,944	3,105,562
St. Jude Medical, Inc.	8,251	658,100
Stryker Corporation	11,727	1,365,140
Zimmer Holdings, Inc.	4,888	635,538
		7,495,931
HEALTH CARE PROVIDERS & SERVICES—4.2%
Anthem, Inc.	3,140	393,473
Express Scripts Holding Company (a)	10,469	738,379
Humana Inc.	4,775	844,650
UnitedHealth Group, Inc.	22,834	3,196,760
		5,173,262
HOTELS, RESTAURANTS & LEISURE—2.0%
Compass Group PLC (c)	59,257	1,150,178
McDonald's Corporation	11,475	1,323,756
		2,473,934
HOUSEHOLD PRODUCTS—8.9%
Church & Dwight Co., Inc.	8,496	407,128
Colgate-Palmolive Company	23,173	1,718,046
Procter & Gamble Company (The)	72,998	6,551,571
Reckitt Benckiser Group plc	24,424	2,320,280
		10,997,025
INDUSTRIAL CONGLOMERATES—2.8%
3M Company	19,700	3,471,731
INTERNET SOFTWARE & SERVICES—5.4%
Alphabet Inc. (a)	5,612	4,512,385
Alphabet Inc. C (a)	2,725	2,118,115
		6,630,500
IT CONSULTING & SERVICES—2.7%
Accenture plc	17,119	2,091,428
Cognizant Technology Solutions Corporation (a)	15,826	755,059
Paychex, Inc.	8,528	493,515
		3,340,002
MACHINERY—1.3%
Illinois Tool Works, Inc.	13,233	1,585,843

	Shares	Value
PHARMACEUTICALS & BIOTECHNOLOGY—8.3%
Abbott Laboratories	36,626	$1,548,913
Eli Lilly and Company	8,669	695,774
Johnson & Johnson	56,898	6,721,361
Novartis AG (c)	6,928	547,035
Pfizer Inc.	24,495	829,646
		10,342,729
RETAILING—0.4%
TJX Companies, Inc. (The)	6,600	493,548
SEMICONDUCTOR EQUIPMENTS & PRODUCTS—0.5%
Analog Devices, Inc.	9,735	627,421
SOFTWARE & SERVICES—16.5%
Cisco Systems, Inc.	177,904	5,643,115
Dell Technologies Inc. Class V	5,462	261,084
Intuit Inc.	6,206	682,722
MasterCard Incorporated	5,516	561,363
Microsoft Corporation	122,758	7,070,861
Oracle Corporation	144,568	5,678,631
SAP AG (b)(c)	5,713	522,225
		20,420,001
TEXTILES & APPAREL—1.8%
Burberry Group plc (c)	4,508	81,910
LVMH Moët Hennessy-Louis Vuitton S.A. (c)	14,037	476,837
Nike, Inc. B	16,144	849,981
Swatch Group AG (The) (c)	12,448	175,766
V.F. Corporation	10,555	591,608
		2,176,102
TOBACCO—6.5%
British American Tobacco plc (c)	26,661	3,403,277
Philip Morris International, Inc.	47,062	4,575,367
		7,978,644
TRADING COMPANIES & DISTRIBUTION—0.3%
W.W. Grainger, Inc. (b)	1,574	353,898
WIRELESS TELECOMMUNICATIONS—1.1%
NTT DOCOMO, Inc. (b)(c)	55,165	1,401,743
TOTAL COMMON STOCK
(Cost $105,161,473)		121,443,660

Short Term Investments—2.0%

	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .01%, 10/03/16, (Dated 09/30/16), Collateralized by 2,545,000 par U.S. Treasury Note- 1.0% due 05/15/2018, Market Value $2,566,075, Repurchase Proceeds $2,511,553 (Cost $2,511,551)	$2,511,551	$ 2,511,551
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—100.3%
(Cost $107,673,024)		123,955,211
Money Market—1.5%
Western Asset Institutional Cash Reserves—Inst.
(Cost $1,802,460)	1,802,460	1,802,460
TOTAL INVESTMENTS—101.8%
(Cost $109,475,484)		125,757,671
OTHER ASSETS & LIABILITIES (NET)—(1.8%)		(2,253,870)
NET ASSETS—100%		$123,503,801
(a) Non-Income producing security
(b) All or a portion of this security is out on loan
(c) ADR—American Depositary Receipts
(d)	At September 30, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax
	purposes of $107,886,473 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$17,486,336
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(1,399,135)
Net unrealized appreciation/(depreciation)		$16,087,201

The percentage of each investment category is calculated as a percentage of net assets.

Industry sector diversification	Percent of net assets

Information Technology 33.9%
Consumer Staples 28.5%
Health Care 18.6%
Industrials 7.0%
Consumer Discretionary 4.5%
Financials 2.8%
Materials 1.9%
Telecommunication Services 1.1%
Energy 0.0%
Utilities 0.0%
CASH + other assets (net) 1.7%

Common Stock—54.6%

	Shares	Value
BRAZIL—1.0%
Porto Seguro S.A.	21,600	$198,555
Sul America S.A.	42,600	213,131
Transmissora Alianca de Energia Eletrica S.A.	130,200	842,046
		1,253,732
CHINA—5.0%
Agricultural Bank of China, Class H	43,000	18,407
Air China Ltd H Shares	182,000	122,260
Bank of China Ltd., H	9,392	4,287
Beijing Capital International Airport Co., Ltd. H	170,000	192,670
Belle International Holdings Limited	154,000	105,635
China Communications Services Corporation Ltd. H	1,618,000	1,011,804
China Construction Bank Corporation	5,422	4,020
China Everbright Bank Co., Ltd. H	40,000	18,618
China Galaxy Securities Co., Ltd.—H Shares	17,500	15,953
China Merchants Bank Co., Ltd.—H Shares	8,500	21,415
China Minsheng Banking Corp Ltd. H	18,500	21,325
China Power International Development Ltd.	478,000	183,662
China Railway Group Ltd. H	182,000	131,412
China Southern Airlines Company Limited H	194,000	108,810
China State Construction Engineering Corporation	110,000	144,667
China Vanke Co., Ltd. H	7,900	20,474
CITIC Pacific Ltd.	111,000	158,290
Dongfeng Motor Group Company Limited	76,881	76,824
ENN Energy Holdings Ltd.	44,000	214,164
Evergrande Group (The)	18,000	12,161
GF Securities Co., Ltd.	9,400	19,877
Guangzhou Automobile Group Co Ltd H Shares	120,000	154,260
Guangzhou R&F Properties Co., Ltd. H	7,600	11,955
Huadian Power International Corp. Ltd. Class H	330,000	148,071
Huaneng Power International Inc. H	328,000	205,112
Industrial & Commercial Bank of China Ltd.	12,911	8,074
PICC Property & Casualty Co., Ltd.	12,000	19,867
Shanghai Electric Group Company Ltd. H	254,000	119,865
Shanghai Pharmaceuticals Holding Co., Ltd. (a)	404,900	1,091,114
Shenzhou International Group	30,000	208,877
Sino-Ocean Land Holdings Ltd.	28,500	13,119
Sinopharm Group Co., Ltd. H	206,400	991,316
YY Inc. (a)(c)	12,801	682,037
		6,260,402
CZECH REPUBLIC—0.5%
Komercni Banka A.S.	17,140	593,335

	Shares	Value
EGYPT—0.5%
Commercial International Bank	119,482	$642,488
GREECE—0.7%
Jumbo S.A.	36,379	453,838
Opap S.A.	56,005	473,339
		927,177
HONG KONG—5.1%
AAC Technologies Holdings Inc.	156,000	1,567,895
ANTA Sports Products, Ltd.	59,000	160,133
China Everbright Limited	8,000	16,359
China Gas Holdings Ltd.	184,000	291,809
China Mobile Limited	95,779	1,158,993
China Overseas Land and Investment Ltd.	6,000	20,346
China Resources Gas Group Limited	114,000	389,517
China Resources Land Limited	8,000	22,280
Chongqing Rural Commercial Bank Co.	15,687	9,668
CNOOC Limited	358,218	444,323
Country Garden Holdings Company Limited	47,000	24,786
Geely Automobile Holdings Ltd.	240,000	214,138
GOME Electrical Appliances Holding Limited (b)	496,000	60,755
Guangdong Investment Limited	364,000	578,214
Haier Electronics Group Co., Ltd.	51,000	84,301
Kunlun Energy Co., Ltd.	568,000	435,022
Longfor Properties Co., Ltd.	13,000	19,947
Nine Dragons Paper Limited	809,000	756,245
Shanghai Industrial Holdings Limited	60,000	172,517
Shimao Property Holding Limited	11,500	15,569
Sunac China Holdings Limited	19,000	13,670
		6,456,487
HUNGARY—1.2%
MOL Hungarian Oil an Gas Nyrt.	15,894	982,306
OTP Bank Nyrt.	22,018	577,354
		1,559,660
INDIA—5.0%
Bajaj Auto Limited	13,820	589,498
Bharat Petroleum Corporation Ltd.	69,368	639,294
Hero Motocorp Ltd.	13,184	676,428
Infosys Technologies Ltd. (c)	80,242	1,266,219
LIC Housing Finance Ltd.	23,785	207,127
NTPC Limited	419,400	937,004
Oil and Natural Gas Corp. Limited	121,871	470,424

	Shares	Value
INDIA (continued)
Power Finance Corporation Limited	91,984	$165,925
Rural Electrification Corporation Limited	52,226	94,325
Rural Electrification Corporation Limited	52,226	94,365
United Phosphorus Limited	109,245	1,107,546
		6,248,155
INDONESIA—6.4%
PT Bank Rakyat Indonesia Tbk	551,600	515,632
PT Gudang Garam Tbk	364,900	1,733,492
PT Indofood CBP Sukses Makmur Tbk	2,859,400	2,075,919
PT Telekomunikasi Indonesia Persero Tbk	8,188,600	2,704,227
PT United Tractors Tbk	797,100	1,081,041
		8,110,311
PHILIPPINES—1.3%
Globe Telecom, Inc.	39,365	1,655,936
QATAR—2.2%
Barwa Real Estate Company Q.S.C.	46,801	434,985
Qatar Gas Transport Company Limited (Nakilat) Q.S.C.	266,000	1,723,668
Qatar National Bank SAQ	14,031	600,998
		2,759,651
RUSSIA—3.5%
Federal Hydro-Generating Company RusHydro OAO	55,411,000	688,902
Gazprom (c)	13,728	57,795
LUKoil P.J.S.C. (c)	2,038	99,230
Magnit P.J.S.C. (Reg S) (d)	21,002	875,573
MegaFon (b)(d)	70,177	670,190
MMC Norilsk Nickel P.J.S.C. (c)	30,990	495,220
Mobile TeleSystems (c)	66,728	509,135
Rosneft OAO	23,030	126,081
Sberbank	151,350	351,038
Severstal (d)	32,133	387,845
Surgutneftegaz	170,300	82,990
Tatneft PAO-CLS	20,030	102,603
		4,446,602
SOUTH AFRICA—3.5%
Bid Corporation Ltd.	47,720	900,784
Bidvest Group Limited	44,839	527,731
Mondi Limited	37,889	796,404
Resilient REIT Limited	85,000	709,780
Sasol Ltd.	24,794	679,053

	Shares	Value
SOUTH AFRICA (continued)
Truworths International Ltd.	142,428	$736,585
		4,350,337
SOUTH KOREA—7.9%
BGF Retail Co., Ltd.	8,191	1,435,387
Cheil Worldwide Inc.	14,233	206,772
Dongbu Insurance Co., Ltd.	2,611	161,684
Hanwha Life Insurance Co., Ltd.	20,961	109,625
Hyundai Marine & Fire Insurance, Co., Ltd.	3,758	123,691
Hyundai Mobis Co., Ltd.	1,220	304,626
Kangwon Land Inc.	9,158	326,789
KEPCO Plant Service & Engineering Co., Ltd. (b)	22,660	1,189,221
Kia Motors Corporation	5,963	228,211
KT&G Corporation	15,475	1,756,367
LG Uplus Corp.	145,902	1,556,588
Lotte Chemical Corporation	2,267	613,398
NCSoft Corporation	3,329	893,194
Samsung Card Co., Ltd.	4,544	206,705
Samsung Electronics Company, Ltd.	446	647,122
Shinhan Financial Group Co., Ltd.	2,966	108,126
Shinsegae Co., Ltd.	991	163,315
		10,030,821
TAIWAN—5.2%
Casetek Holdings Ltd.	35,000	127,291
Catcher Technology Co., Ltd.	20,000	162,384
Cathay Financial Holding Co., Ltd.	78,000	99,785
China Life Insurance Co., Limited	122,120	111,618
E.SUN Financial Holding Co., Ltd.	237,600	135,304
Feng Tay Enterprises Co., Ltd.	99,680	442,026
First Financial Holding Company Ltd.	280,060	148,761
Hon Hai Precision Industry Co., Ltd.	75,544	190,393
Inventec Corporation	187,000	152,724
Largan Precision Co., Ltd.	2,000	241,183
Mega Financial Holding Co., Ltd.	155,000	109,035
Novatek Microelectronics Corp., Ltd.	45,000	158,635
Phison Electronics Corp.	24,000	182,227
Pou Chen Corporation	524,000	737,216
Powertech Technology, Inc.	77,000	199,713
Ruentex Development Company Limited (a)	57,000	69,373
Ruentex Industries Ltd.	204,000	328,009
Siliconware Precision Industries Company	126,000	188,927
Taiwan Semiconductor Manufacturing Co., Ltd.	44,270	257,749

	Shares	Value
TAIWAN (continued)
Uni-President Enterprises Corporation	1,317,000	$2,470,517
		6,512,870
THAILAND—1.3%
Delta Electronics PCL	470,800	1,076,794
Krung Thai Bank PCL	1,215,846	617,572
		1,694,366
TURKEY—1.7%
TAV Havalimanlari Holding A.S.	142,600	588,056
Tofas Turk Otomobil Fabrikasi A.S.	104,201	760,756
Tupras—Turkiye Petrol Rafinerileri A.S.	41,880	793,021
		2,141,833
UNITED ARAB EMERATES—2.6%
Abu Dhabi Commercial Bank	100,569	176,605
Aldar Properties P.J.S.C.	227,443	165,334
Dubai Islamic Bank PSJ	137,341	202,665
Emirates Telecommunications Group Co. P.J.S.C.	476,174	2,592,834
First Gulf Bank P.J.S.C.	59,341	190,641
		3,328,079
TOTAL COMMON STOCK
(Cost $64,768,548)		68,972,242
Preferred Stock—1.6%
BRAZIL—0.5%
Braskem S.A.	89,300	691,221
RUSSIA—0.2%
AK Transneft OAO	45	96,865
Surgutneftegas OAO	179,700	83,032
		179,897
SOUTH KOREA—0.9%
Hyundai Motor Company Ltd.	2,242	214,765
LG Chem Ltd.	2,507	374,451
Samsung Electronics Co., Ltd.	466	545,821
		1,135,037
TOTAL PREFERRED STOCK
(Cost $2,016,103)		2,006,155

Exchange Traded Funds—0.5%

	Shares	Value
UNITED STATES—0.5%
Vanguard FTSE Emerging Markets ETF
(Cost $585,941)	15,500	$583,265
Mutual Funds—42.9%
UNITED STATES—42.9%
Pear Tree PanAgora Risk Parity Emerging Markets Fund Inst.*
(Cost $58,484,936)	6,059,093	54,107,698
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)
(Cost $125,855,528)		125,669,360
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—0.7%
Money Market—0.7%
Western Asset Institutional Cash Reserves—Inst.
(Cost $828,679)	828,679	828,679
TOTAL INVESTMENTS—100.3%
(Cost $126,684,207)		126,498,039
OTHER ASSETS & LIABILITIES (Net)—(0.3%)		(326,793)
NET ASSETS—100%		$126,171,246
* Investment in affiliated security. This Fund is advised by Pear Tree Advisors, Inc. and sub-advised by PanAgora Asset Management, Inc., which also serve as advisor and sub-adviser, respectively, to Pear Tree PanAgora Emerging Markets Fund.
(a) Non-income producing security.
(b) All or a portion of this security was out on loan.
(c) ADR—American Depositary Receipts
(d) GDR—Global Depositary Receipts
(e) At September 30, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $126,079,868 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$7,780,039
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(7,931,588)
Net unrealized appreciation/(depreciation)		$(151,549)
The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS
(as a percentage of Total Net Assets)
Telecommunication Services	9.4%
Consumer Staples	8.9%
Information Technology	6.8%
Energy	6.3%
Consumer Discretionary	6.1%
Financials	5.5%
Materials	4.1%
Utilities	3.5%
Industrials	2.7%
Health Care	1.7%
Real Estate	1.2%
Mutual Funds	42.9%
Exchange Traded Fund	0.5%
Cash and Other Assets (Net)	0.4%
100.0%

Industry sector diversification	Percent of net assets

Common Stock—92.6%

	Shares	Value
BRAZIL—3.4%
Banco do Brasil S.A.	7,900	$55,524
BRF S.A.	1,300	22,169
CCR S.A.	15,500	80,940
Cetip S.A. Mercados Organizados	2,200	29,080
Cielo S.A.	7,776	77,928
Companhia Energetica de Minas Gerais (c)	7,462	19,327
Cosan S.A. Industria e Comercio	8,000	92,996
CPFL Energia S.A. (a)(c)	4,579	67,769
Embraer S.A. (c)	4,668	80,570
Fibria Celulose S.A.	5,700	40,430
Gerdau S.A. (c)	14,699	39,981
Hypermarcas S.A.	4,500	38,661
KLABIN S.A.	8,700	45,699
Kroton Educacional S.A.	21,100	96,199
Localiza Rent a Car S.A.	6,100	74,576
Lojas Americanas S.A.	13,650	60,339
Lojas Renner S.A	9,700	73,169
Natura Cosméticos S.A.	5,100	49,098
Odontoprev S.A.	30,000	119,575
Porto Seguro S.A.	2,600	23,900
Qualicorp S.A.	14,100	83,366
Raia Drogasil S.A.	4,400	89,899
Telefonica Brasil S.A. (c)	5,751	83,217
TIM Participacoes S.A. (c)	6,144	75,203
Totvs S.A.	8,300	77,729
Tractebel Energia	1,900	22,549
Transmissora Alianca de Energia Eletrica S.A.	6,100	39,451
Ultrapar Participacoes S.A.	4,400	96,382
Vale S.A. (a)	6,500	35,686
Weg S.A.	15,480	84,271
		1,875,683
CHILE—4.8%
AES Gener S.A.	228,567	75,111
Aguas Andinas S.A.	226,697	145,717
Banco de Chile	1,280,282	142,997
Banco de Crédito e Inversiones	2,321	105,300
Banco Santander Chile (c)	5,562	115,078
Cencosud S.A.	39,498	118,316
Colbun S.A.	439,626	87,416
Compania Cervecerias Unidas S.A. (c)	6,817	137,635
Empresa Nacional de Electricidad S.A. (c)	2,531	50,215

	Shares	Value
CHILE (continued)
Empresa Nacional de Telecomunicaciones S.A. (a)	30,822	$301,864
Empresas CMPC S.A.	87,774	174,198
Empresas Copec S.A.	25,984	241,862
Endesa Americas S.A.	181,041	81,436
Endesa Americas S.A.(c)	2,531	34,675
Enersis S.A. (c)	6,997	57,305
Enersis S.A. (c)	14,195	67,426
Itaú CorpBanca (c)	9,996	133,147
LATAM Airlines Group S.A. (a)	26,082	202,533
Quimica y Minera de Chile S.A. (c)	6,667	179,342
S.A.C.I. Falabella	34,029	249,248
		2,700,821
CHINA—3.5%
Air China Ltd H Shares	34,000	22,840
Aluminum Corporation of China Limited H Shares (a)	114,000	41,304
Anhui Conch Cement Company Limited H	8,500	23,289
Bank of Communications Co., Ltd. H	40,000	30,481
Beijing Capital International Airport Co., Ltd. H	34,000	38,534
Beijing Enterprises Holdings Limited	2,500	12,668
Belle International Holdings Limited	36,000	24,694
Brilliance China Automotive Holdings, Ltd.	26,000	29,165
BYD Co., Ltd. H Shares (a)	2,500	16,407
China Coal Energy Co., Ltd. (a)	49,000	26,472
China Communications Construction Co., Ltd., Class H	15,000	15,763
China Communications Services Corporation Ltd. H	142,000	88,799
China Construction Bank Corporation	37,000	27,431
China Longyuan Power Group H	89,000	72,295
China National Building Material Co., Ltd. H	38,000	16,855
China Oilfield Services Limited H	78,000	67,684
China Pacific Insurance Group H Shares	17,200	63,537
China Petroleum & Chemical Corporation	52,000	37,882
China Pharmaceutical Group Limited	44,000	44,024
China Shenhua Energy Co., Ltd.	32,000	62,550
China Taiping Insurance Holdings Co., Ltd. (a)	7,400	14,598
China Telecom Corporation Limited	142,000	71,588
Chongqing Changan Automobile Co., Ltd. B	10,400	16,949
CITIC Pacific Ltd.	18,000	25,669
Dongfeng Motor Group Company Limited	14,000	13,990
ENN Energy Holdings Ltd.	10,000	48,674
Fosun International	23,500	35,269
Haitian International Holdings Ltd.	16,000	31,481

	Shares	Value
CHINA (continued)
Huadian Power International Corp. Ltd. Class H	118,000	$52,947
Huaneng Power International Inc. H	68,000	42,523
Industrial & Commercial Bank of China Ltd.	39,000	24,388
JD.com Inc. (a)(c)	1,792	46,753
Jiangsu Expressway Co., Ltd. H	20,000	27,644
Kingsoft Corporation Ltd.	11,000	26,012
New Oriental Education & Technology Group Inc. (a)(c)	1,226	56,837
PetroChina Company Limited (c)	505	33,734
Shandong Weigao Group Medical Polymer Co., Ltd.	36,000	24,137
Shanghai Fosun Pharmaceutical Group Class H	12,000	37,288
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. B	35,100	58,968
Shanghai Pharmaceuticals Holding Co., Ltd. (a)	18,500	49,853
Shenzhou International Group	6,000	41,775
Sino Biopharmaceutical Limited	60,000	40,306
Sino-Ocean Land Holdings Ltd.	49,000	22,555
Sinopec Shanghai Petrochemical Co., Ltd.	59,000	29,744
Sinopharm Group Co., Ltd. H	9,600	46,108
TAL Education Group (a)(b)(c)	754	53,413
Tingyi (Cayman Islands) Holding Corporation (b)	68,000	78,734
TravelSky Technology Ltd. H Shares	18,000	42,704
Tsingtao Brewery Co., Ltd.	8,000	31,151
Yanzhou Coal Mining Company Limited	38,000	25,576
Zhejiang Expressway Co., Ltd.	20,000	21,094
Zijin Mining Group Co., Ltd.	116,000	37,242
		1,972,378
COLOMBIA—1.3%
Cementos Argos S.A.	29,769	118,494
Corporacion Financiera Colombiana S.A.	7,950	104,361
Ecopetrol S.A. (a)	198,480	86,024
Grupo Argos S.A.	20,290	130,994
Grupo de Inversiones Suramericana S.A.	6,194	80,794
Interconexión Electrica S.A.	52,313	176,850
		697,517
CZECH REPUBLIC—0.7%
CEZ A.S.	10,798	192,489
Komercni Banka A.S.	3,800	131,544
Telefónica Czech Republic, A.S.	6,381	62,024
		386,057

	Shares	Value
EGYPT—0.7%
Commercial International Bank	31,317	$168,400
Global Telecom Holding S.A.E. (a)(d)	70,265	136,314
Talaat Moustafa Group (TMG) Holding	178,264	108,405
		413,119
GREECE—1.0%
Alpha Bank A.E. (a)	23,493	39,078
Eurobank Ergasias S.A. (a)	39,652	22,639
Folli-Follie S.A. (a)	3,316	82,363
Hellenic Telecommunication Organization S.A.	10,873	95,317
Jumbo S.A.	7,684	95,860
Opap S.A.	10,472	88,507
Piraeus Bank S.A. (a)	180,070	27,119
Titan Cement Company S.A.	5,109	120,467
		571,350
HONG KONG—1.9%
AAC Technologies Holdings Inc.	6,500	65,329
Alibaba Health Information Technology Ltd. (a)	52,000	29,098
ANTA Sports Products, Ltd.	12,000	32,569
China Gas Holdings Ltd.	32,000	50,749
China Huishan Dairy Holdings Co., Ltd.	94,000	35,148
China Jinmao Holdings Group Ltd.	50,000	15,408
China Mengniu Dairy Company Limited	13,000	24,137
China Merchants Holdings International Co., Ltd.	6,000	15,975
China Mobile Limited	5,000	60,504
China Resources Enterprise (a)	22,000	46,691
China Resources Gas Group Limited	12,000	41,002
China Resources Power Holdings Co., Ltd.	28,000	48,233
China Unicom (Hong Kong) Limited (c)	5,202	63,360
GCL-Poly Energy Holdings Ltd.	104,000	13,812
Guangdong Investment Limited	48,000	76,248
Hanergy Thin Film Power Group Ltd. (a)	36,000	—
Hengan International Group Co., Ltd.	4,500	37,308
Kunlun Energy Co., Ltd.	98,000	75,057
Lenovo Group Limited	82,000	54,344
Luye Pharma Group Ltd.	51,500	33,732
Nine Dragons Paper Limited	49,000	45,805
Qinqin Foodstuffs Group (Cayman) Company Ltd. (a)	900	331
Semiconductor Manufacturing International Corp. (a)	267,000	29,951
Shanghai Industrial Holdings Limited	12,000	34,503
Soho China Limited	31,000	16,747
Sun Art Retail Group Ltd.	33,500	23,109

	Shares	Value
HONG KONG (continued)
Tencent Holdings Limited	2,000	$54,927
Want Want China Holdings Limited	56,000	34,658
		1,058,735
HUNGARY—0.7%
MOL Hungarian Oil an Gas Nyrt.	1,791	110,690
OTP Bank Nyrt.	4,484	117,579
Richter Gedeon Nyrt.	7,397	150,052
		378,321
INDONESIA—7.7%
PT Adaro Energy Tbk	2,555,600	235,959
PT AKR Corporindo Tbk	472,100	233,319
PT Astra International Tbk	183,800	116,187
PT Bank Central Asia Tbk	115,800	139,304
PT Bank Danamon Indonesia Tbk	529,300	164,253
PT Bank Mandiri Tbk	86,500	74,232
PT Bank Negara Indonesia (Persero) Tbk	133,300	56,686
PT Bank Rakyat Indonesia Tbk	75,800	70,857
PT Bumi Serpong Damai Tbk	472,900	79,717
PT Charoen Pokphand Indonesia Tbk	236,600	63,451
PT Global Mediacom Tbk	1,233,200	84,097
PT Gudang Garam Tbk	24,900	118,290
PT Hanjaya Mandala Sampoerna Tbk	365,000	110,470
PT Indocement Tunggal Prakarsa Tbk	135,800	180,533
PT Indofood CBP Sukses Makmur Tbk	210,800	153,040
PT Indofood Sukses Makmur Tbk	208,400	138,923
PT Jasa Marga (Persero) Tbk	441,200	155,507
PT Kalbe Farma Tbk	2,575,900	338,493
PT Lippo Karawaci Tbk	1,030,000	78,132
PT Matahari Department Store Tbk	68,000	96,261
PT Media Nusantara Citra Tbk	488,300	75,578
PT Perusahaan Gas Negara (Persero) Tbk	1,185,900	260,787
PT Semen Indonesia (Persero) Tbk	247,300	191,382
PT Summarecon Agung Tbk (a)	521,500	70,127
PT Surya Citra Media Tbk	455,700	97,767
PT Telekomunikasi Indonesia Tbk (c)	3,589	237,161
PT Unilever Indonesia Tbk	32,200	109,916
PT United Tractors Tbk	167,400	227,031
PT Waskita Karya (Persero) Tbk	573,600	115,151
PT XL Axiata Tbk (a)	527,300	109,088
Tower Bersama Infrastructure	336,400	157,232
		4,338,931

Shares		Value
MALAYSIA—6.4%
AirAsia Berhad	77,200	$52,083
Alliance Financial Group Berhad	35,600	32,023
AMMB Holdings Berhad	34,500	34,120
Astro Malaysia Holdings Berhad	106,300	70,173
Axiata Group Berhad	78,200	98,707
Berjaya Sports Toto Berhad	92,235	73,824
British American Tobacco (Malaysia) Berhad	6,300	74,860
CIMB Group Holdings Berhad	39,000	44,418
Dialog Group Berhad	151,756	53,576
DiGi.Com Berhad	113,800	137,039
Felda Global Ventures Holdings Berhad	175,400	99,247
Gamuda Berhad	33,700	39,930
Genting Berhad	39,800	76,318
Genting Malaysia Berhad	84,900	93,410
Genting Plantation Berhad	33,500	89,107
HAP Seng Consolidated Bhd.	38,100	70,939
Hartalega Holdings Berhad	132,700	148,888
Hong Leong Bank Berhad	16,000	50,760
Hong Leong Financial Group Berhad	14,300	53,320
IHH Healthcare Berhad	94,500	144,646
IJM Corporation Berhad	81,900	63,571
IOI Corporation Berhad	77,100	82,963
IOI Properties Group Berhad	118,700	71,470
Kuala Lumpur Kepong Berhad	17,800	103,215
Lafarge Malaysia Berhad	46,900	89,819
Malayan Banking Berhad	31,900	57,853
Malaysia Airports Holdings Berhad	38,600	61,043
Maxis Berhad	83,800	124,824
MISC Berhad	25,600	46,737
Petronas Chemicals Group Berhad	83,600	134,431
Petronas Dagangan Berhad	26,900	152,859
Petronas Gas Berhad	18,700	98,757
PPB Group Berhad	17,100	66,903
Public Bank Bhd	10,400	49,844
RHB Capital Berhad	71,862	80,802
SapuraKencana Petroleum Berhad (a)	229,400	87,089
Sime Darby Berhad	24,800	45,876
Telekom Malaysia Berhad	72,600	119,025
Tenaga Nasional Berhad	26,800	92,671
UMW Holdings Berhad	52,000	73,307
Westports Holdings Bhd	70,900	75,263
YTL Corporation Berhad	336,100	145,477

Shares		Value
MALAYSIA (continued)
YTL Power International Berhad	302,100	$116,881
		3,578,068
MEXICO—5.4%
Alfa S.A.B. de C.V., Series A	38,800	60,594
America Movil S.A.B. Series L (c)	32,319	369,729
Arca Continental S.A.B. de C.V.	12,100	72,208
Cemex S.A. de C.V. (a)(c)	14,058	111,621
Cemex S.A.B. CPO (a)	38,808	30,885
Coca-Cola FEMSA SAB de C.V. (c)	1,124	84,300
El Puerto de Liverpool S.A.B. de C.V.	18,910	198,510
Fibra Uno Administracion S.A. de C.V.	60,584	111,063
Fomento Economico Mexicano S.A.B. (c)	1,115	102,625
Gentera SAB de C.V.	63,300	114,667
GRUMA, S.A.B. de C.V., Series B	6,060	79,717
Grupo Aeroportuario del Pacifico S.A.B. (c)	1,490	141,505
Grupo Aeroportuario del Sureste, S. A. B. de C.V., Series B	8,105	118,877
Grupo Bimbo, S.A. de C.V.	26,700	70,831
Grupo Carso SAB de C.V., Series A1	23,600	94,899
Grupo Comercial Chedraui S.A. de C.V	34,900	76,432
Grupo Financiero Banorte SAB de C.V.	21,100	111,066
Grupo Financiero Inbursa SAB de C.V.	58,000	91,779
Grupo Lala SAB de C.V.	32,100	61,419
Grupo Mexico S.A.B. de C.V., Series B	36,200	88,769
Grupo Televisa S.A.B. (c)	7,161	183,966
Industrias Penoles SAB de C.V.	6,905	165,682
Kimberly-Clark de Mexico S.A. de C.V., Class A	33,800	76,662
Mexichem SAB de C.V.	45,500	101,952
OHL Mexico, S.A.B. de C.V. (a)	57,400	76,374
Promotora Y Operadora de Infraestructura, S.A.B. de C.V.	7,200	77,720
Santander Mexico SAB de C.V.	54,800	96,407
Wal-Mart de Mexico, S.A.B. de C.V.	30,500	66,953
		3,037,212
PERU—0.8%
Credicorp Ltd.	1,201	182,816
Companhia de Minas Buenaventura S.A. (a)(c)	9,289	128,560
Southern Copper Corporation (b)	5,250	138,075
		449,451
PHILIPPINES—7.1%
Aboitiz Equity Ventures, Inc.	121,330	189,519
Aboitiz Power Corporation	385,600	362,978

Shares		Value
PHILIPPINES (continued)
Alliance Global Group, Inc.	371,900	$121,935
Ayala Corporation	5,840	103,204
Ayala Land Inc.	116,600	94,372
Bank of the Philippine Islands	48,436	104,872
BDO Unibank, Inc.	55,200	124,981
DMCI Holdings, Inc.	578,850	143,952
Energy Development Corporation	1,681,300	204,897
Globe Telecom, Inc.	7,640	321,386
GT Capital Holdings Inc.	3,520	104,522
International Container Terminal Services, Inc.	103,380	164,146
JG Summit Holdings, Inc.	94,950	145,866
Jollibee Foods Corporation	79,660	405,733
Megaworld Corporation	1,063,000	103,461
Metro Pacific Investments Corporation	720,600	105,501
Metropolitan Bank & Trust Company	39,398	69,299
PLDT Inc.	4,405	155,508
PLDT Inc. (c)	4,436	158,232
Robinsons Land Corporation	180,300	115,255
SM Investments Corporation	11,907	165,365
SM Prime Holdings, Inc.	235,200	136,527
Universal Robina Corporation	101,590	372,884
		3,974,395
POLAND—4.4%
Alior Bank S.A. (a)	3,976	48,251
Bank Handlowy w Warszawie S.A.	3,198	63,562
Bank Millennium S.A. (a)	37,980	55,714
Bank Pekao S.A.	1,490	48,195
Bank Zachodni WBK S.A.	749	60,920
CCC S.A.	2,995	138,618
Cyfrowy Polsat S.A. (a)	24,683	158,129
ENEA S.A. (a)	40,935	91,090
Energa S.A. (a)	48,519	95,153
Eurocash S.A.	15,212	169,053
Grupa Azoty S.A.	7,553	121,700
Grupa LOTOS S.A. (a)	18,218	135,529
KGHM Polska Miedz S.A.	6,164	120,079
LPP S.A.	91	93,625
mBank S.A. (a)	412	36,817
Orange Polska S.A.	150,758	236,527
PGE S.A.	35,485	94,180
PKO Bank Polski S.A. (a)	10,896	74,391

	Shares	Value
POLLAND (continued)
Polski Koncern Naftowy ORLEN S.A.	8,796	$149,525
Polskie Gornictwo Naftowe i Gazownictwo S.A.	104,320	137,755
PZU S.A.	9,877	62,966
Synthos S.A. (a)	129,724	147,556
Tauron Polska Energia S.A.	175,649	119,417
		2,458,752
QATAR—5.7%
Barwa Real Estate Company Q.S.C.	12,265	113,995
Commercial Bank of Qatar Q.S.C.	18,683	198,013
Doha Bank Q.S.C.	20,677	211,198
Ezdan Holding Group Q.S.C.	21,804	100,579
Industries Qatar Q.S.C.	16,252	481,937
Masraf Al Rayan Q.S.C.	12,923	125,966
Ooredoo Q.S.C.	12,131	319,763
Qatar Electricity & Water Company Q.S.C.	9,190	538,733
Qatar Gas Transport Company Limited (Nakilat) Q.S.C.	70,326	455,709
Qatar Insurance Company	6,399	156,197
Qatar Islamic Bank SAQ	4,664	134,465
Qatar National Bank SAQ	3,691	158,099
Vodafone Qatar (a)	73,879	221,110
		3,215,764
RUSSIA—3.5%
ALROSA ao	104,700	144,299
Federal Hydro-Generating Company RusHydro OAO	3,102,000	38,566
Gazprom (c)	11,237	47,308
Magnit P.J.S.C. (Reg S) (d)	5,172	215,621
MegaFon (b)(d)	11,185	106,817
MMC Norilsk Nickel P.J.S.C. (c)	9,566	152,865
Mobile TeleSystems (c)	11,180	85,303
Moscow Exchange MICEX-RTS	57,010	115,305
NovaTek OAO (Reg S) (d)	776	85,360
OAO Rostelecom	74,210	93,054
OC Rosneft OJSC (Reg S) (d)	11,492	62,746
PhosAgro (d)	7,250	93,525
RusHydro P.J.S.C. (b)(c)	144,361	171,790
Sberbank	55,720	129,235
Severstal (d)	11,497	138,769
Sistema JSFC (Reg S) (d)	13,480	100,022
Tatneft PAO (c)	1,495	46,016
VTB Bank OJSC	112,190,000	127,630
		1,954,231

	Shares	Value
SOUTH AFRICA—4.6%
African Bank Investments Limited (a)	47,336	$ —
Anglo American Platinum Limited (a)	1,681	47,317
Anglogold Ashanti Ltd. (a)(c)	3,117	49,623
Aspen Pharmacare Holdings Limited	5,853	132,163
Bidvest Group Limited	16,139	189,947
Discovery Ltd.	1,769	14,560
Exxaro Resources Ltd. (b)	21,837	134,581
Gold Fields Limited	3,713	18,120
Gold Fields Ltd. (c)	13,043	63,259
Growthpoint Properties Limited	21,002	38,719
Hyprop Investments Limited	2,183	19,213
Imperial Holdings Limited	4,233	51,525
Life Healthcare Group Holdings Ltd.	55,579	153,312
Massmart Holdings Ltd.	7,076	61,185
MMI Holdings Ltd.	25,358	41,374
Mondi Limited	4,929	103,605
Mr Price Group Ltd.	3,994	44,147
MTN Group Limited	13,138	112,406
Naspers Limited N Shares	446	77,163
Netcare Limited	59,262	145,168
Pick n Pay Stores Ltd.	9,872	49,314
Pioneer Foods Group Ltd.	5,782	73,227
Rand Merchant Investment Holdings	6,849	20,654
Redefine Properties Ltd.	26,601	22,147
Remgro Limited	1,906	31,870
Sanlam Limited	7,618	35,402
Sappi Ltd. (a)	13,874	71,751
Sasol Ltd.	2,679	73,372
Shoprite Holdings Ltd.	5,950	82,948
Spar Group Limited (The)	5,801	81,221
Steinhoff International Holdings N.V.	14,100	80,674
Telkom South Africa Limited	20,271	89,316
Tiger Brands Limited	3,573	98,960
Truworths International Ltd.	9,347	48,339
Tsogo Sun Holdings Ltd.	41,954	95,162
Vodacom Group (Proprietary) Limited	8,778	98,555
Woolworths Holdings Limited	9,145	51,485
		2,601,784
SOUTH KOREA—5.9%
Amore Pacific Corporation	104	36,733
Amorepacific Group	360	54,097

	Shares	Value
SOUTH KOREA (continued)
BGF Retail Co., Ltd.	301	$52,747
BNK Financial Group, Inc.	3,249	25,311
Celltrion Inc. (a)	812	78,446
Cheil Worldwide Inc.	3,662	53,200
CJ CheilJedang Corp.	189	62,294
Daelim Industrial Co., Ltd.	169	12,721
Daewoo Engineering & Construction (a)	4,621	26,685
Daewoo International Corporation	1,668	37,105
Daewoo Securities Co., Ltd.	1,770	12,552
DGB Financial Group Inc.	3,742	30,681
Dongbu Insurance Co., Ltd.	443	27,432
Doosan Heavy Industries & Construction Co., Ltd.	1,230	28,870
GS Holdings Corp.	1,490	72,379
Hana Financial Group, Inc.	1,389	35,124
Hankook Tire Co., Ltd.	714	38,509
Hanmi Pharmaceuticals, Co., Ltd.	84	38,745
Hanmi Science Co., Ltd.	496	51,341
Hanwha Chemical Corporation (a)	2,170	47,681
Hotel Shilla Co., Ltd. (a)	200	10,987
Hyosung Corporation	364	42,965
Hyundai Marine & Fire Insurance, Co., Ltd.	912	30,018
Hyundai Mobis Co., Ltd.	177	44,196
Hyundai Steel Co., Ltd.	806	37,177
Hyundai Wia Corp.	165	12,974
Industrial Bank of Korea	1,890	20,507
Kakao Corp.	608	45,158
Kangwon Land Inc.	980	34,970
KB Financial Group Inc.	840	28,868
KCC Corporation	161	57,816
Korea Aerospace Industries, Ltd.	290	20,091
Korea Electric Power Corporation	2,346	115,026
Korea Gas Corporation	2,523	101,254
Korea Kumho Petrochemical Co., Ltd.	806	51,155
Korea Zinc Co., Ltd.	92	40,180
KT Corporation (c)	7,023	112,719
KT&G Corporation	537	60,948
LG Chem Ltd.	141	30,918
LG Display Co., Ltd.	1,436	36,638
LG Household & Healthcare	45	39,020
LG Innotek Co., Ltd.	348	24,741
LG Uplus Corp.	13,220	141,041
Lotte Chemical Corporation	108	29,222

	Shares	Value
SOUTH KOREA (continued)
Lotte Confectionery Co., Ltd.	300	$47,941
Lotte Shopping Co., Ltd.	258	48,374
Mirae Asset Securities Co., Ltd.	3,209	66,287
Naver Corp.	135	108,235
NCSoft Corporation	168	45,076
NH Investment & Securities Co., Ltd.	3,347	30,299
Orion Corporation	42	31,538
Paradise Co., Ltd.	1,235	17,829
POSCO	281	57,917
Samsung C&T Corp.	196	26,517
Samsung Card Co., Ltd.	907	41,259
Samsung Electro-Mechanics Co., Ltd.	652	28,949
Samsung Electronics Company, Ltd.	33	47,881
Samsung Fire & Marine Insurance Co., Ltd.	151	38,321
Samsung Life Insurance Co., Ltd	422	40,424
Samsung SDI Company, Ltd.	221	19,263
Samsung SDS Co., Ltd.	262	36,635
Shinhan Financial Group Co., Ltd.	1,180	43,017
Shinsegae Co., Ltd.	211	34,772
SK Holdings Co., Ltd.	135	25,986
SK Hynix Inc.	1,486	54,240
SK Innovation Co., Ltd.	498	73,026
SK Telecom Co., Ltd. (c)	7,472	168,867
S-Oil Corp.	1,026	75,645
Woori Bank	2,508	25,960
Yuhan Co., Ltd.	317	79,872
		3,305,372
TAIWAN—7.6%
Asia Cement Corporation	92,808	81,126
Asia Pacific Telecom Co., Ltd. (a)	266,000	88,255
Chailease Holding Co., Ltd.	20,800	36,895
Cheng Shin Rubber Industry Co., Ltd.	27,900	58,656
Chicony Electronics Co., Ltd.	18,180	45,993
China Airlines Ltd. (a)	240,000	71,589
China Development Financial Holding Corporation	309,000	78,863
China Life Insurance Co., Limited	42,785	39,106
China Steel Corporation	114,208	80,522
Chinatrust Financial Holding Co., Ltd.	69,985	40,635
Chunghwa Telecom Co., Ltd. (c)	4,621	161,874
Delta Electronics, Inc.	10,525	56,074
Eclat Textile Co., Ltd.	4,209	50,220

	Shares	Value
TAIWAN (continued)
EVA Airways Corporation	308,813	$140,882
Evergreen Marine Corporation	231,000	89,171
Far Eastern New Century Corporation	126,473	94,616
Far EasTone Telecommunications Co., Ltd.	64,000	151,090
Feng Tay Enterprises Co., Ltd.	12,689	56,269
First Financial Holding Company Ltd.	83,357	44,277
Formosa Chemicals & Fiber Corporation	21,330	57,365
Formosa Petrochemical Corporation	90,000	270,469
Formosa Plastics Corporation	32,480	80,616
Formosa Taffeta Co., Ltd.	81,000	76,748
Fubon Financial Holding Co., Ltd.	14,000	20,679
Giant Manufacturing Co., Ltd.	11,000	77,555
Hermes Microvision Inc.	1,000	43,228
Highwealth Construction Corp.	27,300	42,241
HIWIN Technologies Corp.	16,505	86,091
Hotai Motor Co., Ltd.	4,000	46,769
Hua Nan Financial Holdings Co., Ltd.	101,415	51,928
Lite-On Technology Corp.	27,345	39,344
Mega Financial Holding Co., Ltd.	61,751	43,439
Merida Industry Co., Ltd.	13,150	62,089
Nan Ya Plastics Corporation	29,100	57,559
OBI Pharma, Inc. (a)	9,000	112,121
Pegatron Corporation	13,000	33,427
Pou Chen Corporation	37,000	52,055
President Chain Store Corp.	21,000	166,818
Realtek Semiconductor Corporation	10,000	32,859
Ruentex Development Company Limited	23,000	27,993
Ruentex Industries Ltd.	52,000	83,610
SinoPac Financial Holdings Company	291,363	85,981
Standard Foods Corporation	73,595	188,534
Synnex Technology International Corp.	18,900	20,923
TaiMed Biologics Inc. (a)	13,000	90,412
Taishin Financial Holding Co., Ltd.	162,928	60,554
Taiwan Cement Corporation	62,000	70,514
Taiwan Cooperative Financial Holding Co., Ltd.	107,826	47,643
Taiwan Fertilizer Co., Ltd.	37,000	49,576
Taiwan Mobile Co., Ltd.	46,000	165,095
Taiwan Semiconductor Manufacturing Co., Ltd. (c)	1,057	32,334
TECO Electric & Machinery Co., Ltd.	105,000	90,444
Uni-President Enterprises Corporation	72,339	135,698
United Microelectronics Corporation	76,000	28,004
Wistron Corporation	19,741	14,674

	Shares	Value
TAIWAN (continued)
Yuanta Financial Holding Co., Ltd.	212,660	$75,985
Yulon Motor Co., Ltd.	37,000	32,520
Zhen Ding Technology Holding Limited	7,000	15,342
		4,235,349
THAILAND—6.8%
Advanced Info Service For Rg	32,700	150,996
Airports of Thailand PCL	11,300	130,121
Bangkok Bank PCL (e)	14,700	68,939
Bangkok Dusit Medical Services PLC	257,800	162,195
Bangkok Expressway and Metro PCL	772,400	153,811
Banpu Public Company Limited	221,700	100,453
BEC World PCL	176,500	112,063
BTS Group Holdings PCL (b)	498,100	124,345
Bumrungrad Hospital PLC	32,200	162,162
Central Pattana PCL	51,100	85,904
Charoen Pokphand Foods PCL	206,300	189,034
CP ALL PCL	102,100	181,216
Delta Electronics PCL	82,500	188,690
Electricity Generating PCL	25,100	143,791
Glow Energy PCL	87,300	200,929
Home Product Center PCL (b)	588,919	169,962
Indorama Ventures Public Company Limited	117,000	95,390
IRPC PCL	552,300	77,784
Kasikornbank PCL	10,400	56,277
Kasikornbank PCL (e)	4,500	24,351
Krung Thai Bank PCL	134,200	68,165
Minor International PCL	114,190	128,526
PTT Exploration & Production PCL	39,700	92,805
PTT Global Chemical PCL	68,800	116,652
PTT PCL	9,300	90,987
Robinson Department Store Public Company Ltd.	40,400	70,831
Siam Cement Pub Co-for Reg	10,350	154,130
Siam Commercial Bank PCL	23,000	98,240
Thai Oil PCL	39,600	78,285
Thai Union Group PCL	241,600	149,213
TMB Bank Public Company Limited	1,274,600	77,984
True Corp. PCL	514,289	103,155
		3,807,386
TURKEY—4.3%
Akbank T.A.S.	20,669	55,399
Anadolu Efes Biracilik VE	15,911	96,379

	Shares	Value
TURKEY (continued)
Arcelik A.S.	16,468	$115,948
BIM Birlesik Magazalar A.S.	7,186	119,900
Coca-Cola Icecek A.S.	9,495	115,599
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	58,131	58,913
Eregli Demir ve Celik Fabrikalari T.A.S.	97,857	134,732
Ford Otomotiv Sanayi A.S.	9,660	101,957
Haci Omer Sabanci Holding A.S.	25,003	77,435
Ko Holding A.S.	17,783	76,417
Petkim Petrokimya Holding A.S.	117,588	178,363
TAV Havalimanlari Holding A.S.	26,737	110,259
Tofas Turk Otomobil Fabrikasi A.S.	13,398	97,817
Tupras—Turkiye Petrol Rafinerileri A.S.	8,876	168,072
Turk Hava Yollari A.O. (a)(b)	52,609	90,147
Turk Telekomunikasyon A.S.	83,794	158,389
Turkcell Iletisim Hizmetleri A.S. (a)	38,232	123,759
Turkcell Iletisim Hizmetleri A.S. (a)(b)(c)	7,788	62,771
Turkiye Garanti Bankasi A.S.	21,704	57,522
Turkiye Halk Bankasi A.S.	12,329	37,485
Turkiye Is Bankasi A.S.	52,585	83,269
Turkiye Sise ve Cam Fabrikalari A.S.	77,872	82,554
Turkiye Vakiflar Bankasi T-d	25,635	39,226
Ulker Biskuvi Sanayi A.S.	15,037	107,176
Yapi ve Kredi Bankasi A.S. (a)	49,816	60,949
		2,410,437
UNITED ARAB EMERATES—4.4%
Abu Dhabi Commercial Bank	93,393	164,004
Aldar Properties P.J.S.C.	151,271	109,963
Arabtec Holding Company P.J.S.C. (a)	452,260	181,002
DP World Ltd.	23,109	437,916
Dubai Financial Market P.J.S.C.	181,250	64,644
Dubai Islamic Bank PSJ	123,379	182,062
Emaar Malls Group P.J.S.C.	258,122	191,149
Emaar Properties P.J.S.C.	57,150	110,472
Emirates Telecommunications Group Co. P.J.S.C.	126,237	687,378
First Gulf Bank P.J.S.C.	45,685	146,769
National Bank of Abu Dhabi P.J.S.C.	76,732	191,778
		2,467,137
TOTAL COMMON STOCK
(Cost $54,466,727)		51,888,250

Preferred Stock—1.5%

	Shares	Value
BRAZIL—0.3%
Banco Bradesco S.A.	4,092	$37,426
Cia Energetica de Sao Paulo	4,400	19,938
Itausa-Investimentos Itau S.A.	7,719	19,845
Lojas Americanas S.A.	11,220	69,831
Suzano Papel e Celulose S.A.	8,700	28,079
		175,119
CHILE—0.3%
Embotelladora Andina	38,713	147,861
COLOMBIA—0.4%
Bancolombia S.A	8,082	78,295
Grupo Aval Acciones y Valores S.A.	190,281	83,130
Grupo de Inversiones Suramericana S.A.	4,985	64,471
		225,896
RUSSIA—0.2%
AK Transneft OAO	29	62,424
Surgutneftegas OAO	122,100	56,418
		118,842
SOUTH KOREA—0.3%
Amorepacific Corp.	261	50,240
Hyundai Motor Company Ltd.	252	24,140
LG Chem Ltd.	149	22,255
Samsung Electronics Co., Ltd.	50	58,564
		155,199
TOTAL PREFERRED STOCK
(Cost $911,811)		822,917
Exchange Traded Funds—1.6%
United States—1.1%
iShares MSCI Emerging Markets Index Fund	100	3,745
iShares MSCI India ETF	21,680	637,609
Vanguard FTSE Emerging Markets ETF	100	3,763
		645,117
INDIA—0.5%
WisdomTree India Earnings Fund (b)	12,900	278,898
TOTAL EXCHANGE TRADED FUNDS
(Cost $837,148)		924,015

Exchange Traded Notes—4.0%

	Shares	Value
UNITED KINGDOM—4.0%
iPath MSCI India Index ETN (a)
(Cost $1,838,007)	32,295	$2,235,999
Rights—0.0%
THILAND—0.0%
Banpu Public Company Limited
(Cost $0)	9,567	—
Warrants—0.0%
THAILAND—0.0%
Indorama Ventures Public Company Limited
(Cost $0)	1	—
Short Term Investments—0.1%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .01%, 10/03/16, (Dated 09/30/16), Collateralized by 60,000 par U.S. Treasury Note -1.0% due 05/15/2018, Market Value $60,496.866, Repurchase Proceeds $55,191.66 (Cost $55,192)	$55,192	55,192
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)
(Cost $58,108,885)		55,926,373
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—2.2%
Money Market—2.2%
Western Asset Institutional Cash Reserves—Inst.
(Cost $1,260,362)	1,260,362	1,260,362
TOTAL INVESTMENTS—102.0%
(Cost $59,369,247)		57,186,735
OTHER ASSETS & LIABILITIES (Net)—(2.0%)		(1,123,399)
NET ASSETS—100%		$56,063,336

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depository Receipts
(d)	GDR—Global Depository Receipts

(e)	NVDR—Non-Voting Depository Receipts
(f)	At September 30, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $58,319,832 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 4,849,047
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,107,664)
Net unrealized appreciation/(depreciation)	$(2,258,617)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	15.1%
Telecommunication Services	12.1%
Industrials	11.1%
Consumer Staples	10.5%
Consumer Discretionary	9.5%
Materials	9.4%
Utilities	8.2%
Energy	7.5%
Health Care	4.4%
Real Estate	3.6%
Information Technology	2.7%
Exchange Traded Notes	4.0%
Exchange Traded Funds	1.6%
Cash and Other Assets (Net)	0.3%
100.0%

Industry sector diversification	Percent of net assets

Common Stock—99.8%

	Shares	Value
AUSTRALIA—4.4%
BHP Billiton plc (b)	1,371,300	$41,660,094
WorleyParsons Limited	4,426,600	28,269,133
		69,929,227
AUSTRIA—2.3%
Andritz AG	686,800	37,402,144
BELGIUM—2.7%
Solvay S.A.	372,118	43,056,095
CANADA—2.5%
Methanex Corporation	1,134,993	40,441,832
FINLAND—5.9%
Caverion Corporation	1,122,766	8,643,854
Kone OYJ, Class B	686,800	34,866,471
Konecranes OYJ	978,480	34,684,964
YIT OYJ	1,908,566	15,379,915
		93,575,204
FRANCE—7.7%
Christian Dior S.E.	183,158	32,843,567
Imerys S.E.	490,379	35,432,590
Ipsos	482,280	15,756,940
Michelin (CGDE)	345,400	38,221,680
		122,254,777
GERMANY—17.6%
BASF SE	388,000	33,189,527
Deutsche Telekom AG	1,912,419	32,068,562
Freenet AG	1,032,809	30,209,140
Hannover Rueck SE	310,300	33,249,455
Lanxess AG	653,100	40,591,250
Linde Group (The)	237,900	40,453,954
Muenchener Rueckvers AG	192,430	35,901,160
Symrise AG	464,550	34,057,083
		279,720,131
INDIA—1.8%
Infosys Limited—SP (b)	1,767,392	27,889,446
IRELAND—2.1%
Greencore Group plc	7,478,465	32,651,188
ISRAEL—1.7%
Teva Pharmaceuticals SP (b)	602,460	27,719,185

	Shares	Value
ITALY—0.7%
Trevi Finanziaria SpA	7,602,219	$10,458,018
JAPAN—6.4%
Asahi Group Holdings Limited	1,017,200	36,844,731
KDDI Corporation	1,042,100	32,073,328
Showa Denko K.K.	2,648,570	33,156,192
		102,074,251
NORWAY—5.3%
DnB Bank ASA	2,516,330	32,975,337
SpareBank 1 SR-Bank ASA	3,522,250	20,102,959
Yara International ASA	956,600	31,800,461
		84,878,757
PUERTO RICO—0.9%
Popular, Inc.	369,250	14,112,735
RUSSIA—1.0%
Sberbank of Russia (b)	1,639,400	15,374,293
SOUTH AFRICA—2.0%
Sasol Limited	1,178,635	32,280,197
SOUTH KOREA—4.4%
Kia Motors Corporation	886,500	33,927,430
Samsung Electronics Company Limited	24,475	35,511,917
Samsung Electronics Company Limited (b)	400	289,000
		69,728,347
SWEDEN—7.2%
Duni AB	1,344,700	20,469,185
Investor AB, Class B	913,551	33,428,121
Loomis AB, Class B	879,626	27,189,960
Svenska Handelsbanken AB, Class A	2,418,700	33,262,926
		114,350,192
SWITZERLAND—2.1%
Novartis AG	418,550	32,984,909
THAILAND—4.6%
Siam Commercial Bank PCL	8,800,600	37,589,864
Thai Oil PCL	18,152,000	35,884,906
		73,474,770
UNITED KINGDOM—16.5%
Barratt Developments plc	5,846,908	37,610,652

	Shares	Value
UNITED KINGDOM (continued)
BBA Aviation plc	8,500,452	$27,644,088
Bellway plc	1,254,982	38,689,806
International Game Technology plc	1,784,565	43,507,695
Persimmon plc	1,659,775	39,203,049
Standard Chartered plc	4,668,355	38,170,243
Taylor Wimpey plc	18,991,607	38,085,385
		262,910,918
TOTAL COMMON STOCK
(Cost $ 1,426,165,822)		1,587,266,616
TOTAL INVESTMENTS—99.8%
(Cost $ 1,426,165,822)		1,587,266,616
OTHER ASSETS & LIABILITIES (NET)—0.2%		2,536,908
NET ASSETS—100%		$1,589,803,524

(a)	Non-income producing security
(b)	ADR—American Depository Receipts
(c)	At September 30, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $ 1,429,499,645 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$290,143,222
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(132,384,754)
Net unrealized appreciation/(depreciation)	$157,758,468

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS
(as a percentage of Total Net Assets)
Materials	23.5%
Consumer Discretionary	21.3%
Financials	18.5%
Industrials	12.3%
Energy	6.1%
Telecommunication Services	5.9%
Consumer Staples	4.4%
Information Technology	4.0%
Health Care	3.8%
Cash and Other Assets (Net)	0.2%
100.0%

Industry sector diversification	Percent of net assets

Common Stock—95.7%

	Shares	Value
AUSTRALIA—6.6%
Asaleo Care Limited	5,058,400	$6,166,056
Programmed Maintenance Services Limited	4,227,692	5,266,886
Spotless Group Holdings Limited	11,428,600	9,375,059
WorleyParsons Limited	2,214,300	14,140,952
		34,948,953
AUSTRIA—0.5%
Semperit AG Holding	100,500	2,744,732
BELGIUM—0.7%
Kinepolis Group	83,473	3,883,953
BRAZIL—1.8%
Equatorial Energia S.A.	608,437	9,437,901
CHINA—4.0%
China Hongxing Sports Limited* (a)	10,258,400	75,266
Shanghai Mechanical & Electrical Industry Co.Limited—B	3,811,738	8,187,613
Shui On Land Limited	25,582,000	6,959,742
Xinhua Winshare Publishing and Media Co., Limited (a)	5,898,500	6,031,023
		21,253,644
DENMARK—1.9%
DFDS A/S	201,890	10,208,931
EGYPT—0.6%
Egypt Kuwait Holding Company S.A.E.	7,523,000	3,310,120
FINLAND—1.0%
PKC Group OYJ	264,319	5,109,571
FRANCE—1.4%
Bonduelle S.C.A.	92,000	2,347,152
Ipsos	161,067	5,262,344
		7,609,496
GERMANY—5.3%
Freenet AG	459,400	13,437,217
QSC AG	1,697,139	3,799,569
Sixt SE	196,525	11,076,852
		28,313,638
HONG KONG—5.8%
AMVIG Holdings Limited	9,038,000	3,099,775
Emperor Watch & Jewellery Limited	103,340,000	3,064,591
Samson Holding Limited	35,101,800	3,303,912
Texwinca Holdings Limited	10,558,200	7,283,160

	Shares	Value
HONG KONG (continued)
VST Holdings Limited	8,387,360	$2,444,049
VTech Holdings Limited	1,005,400	11,466,026
		30,661,513
INDIA—4.2%
KRBL Limited	1,224,400	4,683,909
LIC Housing Finance Limited	1,090,800	9,499,036
NIIT Technologies Limited	536,475	3,384,595
South Indian Bank Limited	15,068,747	4,956,527
		22,524,067
IRELAND—4.5%
Glanbia plc	540,500	10,402,887
IFG Group plc	1,151,285	2,458,465
UDG Healthcare plc	1,310,785	10,934,111
		23,795,463
ITALY—2.0%
De'Longhi SpA	436,289	10,562,034
JAPAN—12.0%
Chugoku Marine Paints Limited	732,000	5,106,136
Daicel Corporation	871,700	10,912,399
IBJ Leasing Company, Limited	588,700	11,790,287
Nihon House Holdings Co., Limited	1,747,900	7,063,443
Prima Meat Packers Limited	3,474,000	12,494,180
Unipres Corporation	584,400	10,231,764
VT Holdings Co., Limited	1,159,000	6,115,068
		63,713,277
NETHERLANDS—2.0%
Arcadis NV	736,200	10,599,187
NORWAY—3.3%
ABG Sundal Collier Holding ASA	3,681,800	2,345,595
Borregaard ASA.	741,400	6,658,087
SpareBank Nord-Norge	525,196	2,721,427
SpareBank 1SMN	398,865	2,783,209
SpareBank 1 SR-Bank ASA	499,726	2,852,146
		17,360,464
PHILIPPINES—0.6%
Manila Water Company, Inc.	5,344,270	3,228,933

	Shares	Value
PORTUGAL—1.3%
Redes Energéticas Nacionais, SGPS, S.A.	2,313,900	$6,769,341
SINGAPORE—2.2%
M1 Limited	6,716,600	11,827,169
SWEDEN—3.1%
Duni AB	167,301	2,546,676
Loomis AB, Class B	361,300	11,168,079
Nolato AB, Class B	93,100	2,856,078
		16,570,833
TAIWAN—6.3%
Chong Hong Construction Co., Limited	2,755,755	4,659,521
Holtek Semiconductor, Inc.	3,940,500	6,310,734
Huaku Development Co., Limited	2,410,100	4,175,031
Taiwan Union Technology Corporation	6,242,400	7,448,143
WT Microelectronics Co., Limited	3,992,240	5,482,954
Yageo Corporation	2,647,445	5,498,354
		33,574,737
THAILAND—5.6%
Hana Microelectronics PCL	6,330,180	5,800,381
Ratchaburi Electricity Generating Holding PCL	4,785,800	7,009,505
Thai Union Group PCL	14,654,496	9,050,684
Thanachart Capital PCL	6,805,400	7,954,364
		29,814,934
UNITED KINGDOM—19.0%
Alternative Networks plc	733,082	2,647,339
BBA Aviation plc	3,622,493	11,780,611
Carillion PLC	3,187,800	10,283,989
Clarkson plc	116,300	3,172,232
Conviviality PLC	1,855,900	5,216,778
Crest Nicholson Holdings plc	1,699,200	9,979,386
Galliford Try plc	657,628	11,347,960
Halfords Group plc	2,472,471	11,280,728
Keller Group plc	454,600	5,194,191
Lancashire Holdings Limited	1,297,162	11,318,451
The Restaurant Group plc	835,700	4,179,408
Vitec Group plc	378,072	2,993,844
Wetherspoon (J.D.) plc	965,600	11,818,165
		101,213,082
TOTAL COMMON STOCK
(Cost $507,567,499)		509,035,973

Preferred Stock—2.4%

	Shares	Value
GERMANY
Dräegerwerk AG
(Cost $15,825,856)	178,200	$12,769,786

Short Term Investments—2.0%	Par Value	Value
Money Market—2.0%
State Street Bank Institutional Liquid Reserves
(Cost $10,629,094)	$10,629,094	10,629,094
TOTAL INVESTMENTS—100.1%
(Cost $534,022,449)		532,434,853
OTHER ASSETS & LIABILITIES (NET)—(0.1)%		(335,823)
NET ASSETS—100%		$532,099,030

*	Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.01% of net assets as of September 30, 2016.
(a)	Non-income producing security
(b)	At September 30, 2016, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $ 535,272,331 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$52,844,797
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(54,817,717)
Net unrealized appreciation/(depreciation)	$(1,972,920)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS
(as a percentage of Total Net Assets)
Industrials	21.7%
Consumer Discretionary	19.9%
Financials	11.6%
Information Technology	9.5%
Consumer Staples	9.5%
Telecommunication Services	6.0%
Utilities	5.0%
Materials	4.8%
Health Care	4.4%
Real Estate	3.0%
Energy	2.7%
Cash and Other Assets (Net)	1.9%
100.0%

Industry sector diversification	Percent of net assets

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016 (Unaudited)

	Small Cap	Quality
Assets:
Investments at value (Includes collateral from securities on loan of $9,219,305; $1,802,460; $828,679; $1,260,362; $0; $0,respectively)* (Note 2)	$110,308,178	$123,246,120
Investment at value of affliliated securities	—	—
Repurchase agreements/commercial paper	—	2,511,551
Total Investments	110,308,178	125,757,671
Foreign currency at value (Cost $0 for Small Cap, $18,462 for Quality, $198,368 for Emerging Markets, $134,841 for Risk Parity, $0 for Foreign Value and $864,557 for Foreign Value Small Cap)	—	18,498
Cash	—	—
Dividends, interest and foreign tax reclaims receivable	73,411	176,631
Receivable for investments sold	—	—
Receivable for shares of beneficial interest sold	100	—
Unrealized gain on spot foreign currency contracts (Note 2)	—	—
Other assets	21,701	6,597
Total Assets	$110,403,390	$125,959,397
Liabilities:
Payable for investments purchased	—	—
Payable for shares of beneficial interest repurchased	347,794	539,156
Payable for compensation of manager (Note 3)	65,529	69,939
Payable for distribution fees (Note 3)	19,363	23,999
Payable to custodian	2,095	3,358
Payable to transfer agent (Note 3)	13,311	16,684
Payable for collateral received for securities loaned	9,219,305	1,802,460
Payable for foreign capital gain tax	—	—
Unrealized loss on spot foreign currency contracts (Note 2)	—	—
Other accrued expenses and liabilities	—	—
Total Liabilities	$9,667,397	$2,455,596
Net Assets	$100,735,993	$123,503,801

*	Includes securities on loan to brokers with market value of $9,017,520; $1,764,642; $792,377; $1,209,010; $0; $0, respectively.)

Emerging	Risk	Foreign	Foreign Value
Markets	Parity	Value	Small Cap

$72,390,341	$57,131,543	$1,587,266,616	$532,434,853
54,107,698	—	—	—
	55,192	—	—
126,498,039	57,186,735	1,587,266,616	532,434,853

197,581	135,304	—	858,870
—	—	—	—
26,385	47,792	4,314,900	2,371,039
356,568	—	618,606	516,976
334,744	—	565,645	100,192
17	—	—	5,900
7,239	241	22,387	—
$127,420,573	$57,370,072	$1,592,788,154	$536,287,830

311,762	9	—	3,120,999
—	—	1,248,800	461,934
46,319	27,653	1,288,425	438,473
22,981	296	177,747	53,788
21,896	10,830	40,368	15,212
16,887	7,586	218,700	75,182
828,679	1,260,362	—	—
—	—	—	—
—	—	—	—
803	—	10,590	23,212
$1,249,327	$1,306,736	$2,984,630	$4,188,800
$126,171,246	$56,063,336	$1,589,803,524	$532,099,030

	Small Cap	Quality
Net Assets Consist Of:
Shares of beneficial interest	$75,512,820	$101,670,802
Undistributed net investment income/(loss)	775,642	817,910
Accumulated net realized gain/(loss) on investments, foreign denominated assets, liabilities and currency	1,990,659	4,732,861
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities and currency	22,456,872	16,282,228
Net Assets	$100,735,993	$123,503,801
Investments at cost—Non-affiliated securities	87,851,306	109,475,484
Investments at cost—Affiliated securities	—	—
Total Investment cost	$87,851,306	$ 109,475,484
Net assets
Ordinary Shares	$94,489,057	$115,775,920
Institutional Shares	$6,246,936	$7,727,881
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	3,988,243	6,707,958
Institutional Shares	225,889	421,544
Net asset value and offering price per share
Ordinary Shares	$23.69	$17.26
Institutional Shares	$27.65	$18.33

Emerging	Risk	Foreign	Foreign Value
Markets	Parity	Value	Small Cap

$156,728,604	$60,745,207	$1,630,425,844	$504,689,182
2,866,327	580,842	27,882,026	8,748,403
(33,236,048)	(3,080,741)	(229,488,227)	20,218,506
(187,637)	(2,181,972)	160,983,881	(1,557,061)
$126,171,246	$56,063,336	$1,589,803,524	$532,099,030
68,199,271	59,369,247	1,426,165,822	534,022,449
58,484,936	—	—	—
$126,684,207	$59,369,247	$1,426,165,822	$534,022,449

$111,200,456	$1,476,039	$867,011,231	$259,637,553
$14,970,790	$54,587,297	$722,792,293	$272,461,477
5,588,347	166,152	48,214,118	20,304,723
741,214	6,109,697	40,217,103	21,248,816
$19.90	$8.88	$17.98	$12.79
$20.20	$8.93	$17.97	$12.82

	Small Cap	Quality

Investment Income:
Dividends—Non-affiliated securities*	$841,908	$1,426,185
Interest	7,162	65
Sec Lending Income	43,393	5,858
Miscellaneous	—	—
Total Investment Income	$892,463	$1,432,108
Expenses:
Compensation of manager (Note 3)	393,308	617,094
Distribution fees, Ordinary Shares (Note 3)	115,427	144,064
Administrative fees (Note 3)	14,374	18,217
Custodian and fund accounting fees	13,800	17,859
Regulatory and Compliance (Note 3)	4,451	5,637
Transfer agent fees (Note 3):
Ordinary Shares	75,274	93,739
Institutional Shares	4,868	6,644
Audit and legal	5,686	7,197
Registration fees	18,228	15,451
Insurance	1,563	1,979
Compensation of trustees (Note 3)	2,988	3,782
Printing	2,814	3,562
Miscellaneous	3,235	4,094
Total expenses before waivers/reimbursements/reductions	656,016	939,319
Waivers and/or reimbursements of expenses (Note 3)	—	(154,374)
Expenses, Net	$656,016	$784,945
Net Investment income/(loss)	$236,447	$647,163
Realized and unrealized gain/(loss) on investments, foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments	$3,121,176	$2,892,115
Foreign denominated assets, liabilities, and currency	$—	(359)
Distribution by affiliated investment company	—	—
Change in unrealized appreciation/(depreciation) of:
Investments	5,662,776	3,427,709
Foreign denominated assets, liabilities, and currency	—	89
Net realized and unrealized gain/(loss) on investment and foreign currency	8,783,952	6,319,554
Net increase/(decrease) in net assets resulting from operations	$9,020,399	$6,966,717

*	Dividends are net of foreign withholding taxes of $980 for Small Cap, $22,494 for Quality,$209,489 for Emerging Markets, $117,767 for Risk Parity, $3,291,463 for Foreign Value and $1,176,530 for Foreign Value Small Cap

Emerging		Foreign	Foreign Value
Markets	Risk Parity	Value	Small Cap

$1,514,236	$801,895	$28,434,880	$11,579,873
—	—	82,392	21,037
7,779	7,642	—	—
305	—	—	574
$1,522,320	$809,537	$28,517,272	$11,601,484

354,433	163,300	7,873,900	2,708,390
137,166	1,829	1,104,468	339,272
18,072	7,822	234,106	80,408
81,158	45,423	245,319	126,380
5,597	2,423	72,366	24,864

89,302	1,208	717,353	220,921
11,095	42,799	558,297	218,271
16,567	3,100	92,291	41,169
17,840	4,047	61,584	58,055
1,965	851	25,411	8,731
3,759	1,629	48,437	16,654
3,538	1,531	45,739	15,716
4,090	1,775	52,772	18,049

744,582	277,737	11,132,043	3,876,880
(77,975)	—	—	—
$666,607	$277,737	$11,132,043	$3,876,880
$855,713	$531,800	$17,385,229	$7,724,604

$75,087	(354,981)	$36,156,644	$16,941,564
15,014	(4,359)	169,392	(97,751)
—	—	—	—

5,093,903	1,067,925	29,209,747	6,823,048
(3,992)	(2,576)	(125,379)	13,586
5,180,012	706,009	65,410,404	23,680,447
$6,035,725	$1,237,809	$82,795,633	$31,405,051

	Small Cap
	Semi-Annual Ended
	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$236,447	$682,090
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	3,121,176	(669,183)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	5,662,776	(5,783,437)
Net increase/(decrease) from operations	$9,020,399	$(5,770,530)
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$—
Institutional shares	—	—
Net realized gains
Ordinary shares	—	(6,352,222)
Institutional shares	—	(213,264)
Total distributions	$—	$(6,565,486)
Fund share transactions (Note 8)	(5,208,446)	7,414,174
Contributions to capital from investment manager/brokers	—	873
Increase/(decrease) in net assets	$3,811,953	$(4,920,969)
Net assets beginning of period	96,924,040	101,845,009
Net assets end of period*	$100,735,993	$96,924,040
* Includes undistributed net investment income/(loss) of:	$775,642	$539,195

	Quality
	Semi-Annual Ended
	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$647,163	$1,139,555
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	2,891,756	9,676,201
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	3,427,798	(4,368,074)
Net increase/(decrease) from operations	$6,966,717	$6,447,682
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(993,291)
Institutional shares	—	(95,549)
Net realized gains
Ordinary shares	—	(11,740,552)
Institutional shares	—	(962,649)
Total distributions	$—	$(13,792,041)

Fund share transactions (Note 8)	(5,494,711)	2,063,272
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$1,472,006	$(5,281,087)
Net assets beginning of period	122,031,795	127,312,882
Net assets end of period*	$123,503,801	$122,031,795
* Includes undistributed net investment income/(loss) of:	$817,910	$170,747

Emerging Markets
Semi-Annual Ended
September 30, 2016		Year Ended
(Unaudited)		March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$855,713	$2,096,690
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	90,101	(14,395,832)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	5,089,911	(4,905,263)
Net increase/(decrease) from operations	$6,035,725	$(17,204,405)
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(1,653,738)
Institutional shares	—	(235,570)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(1,889,308)

Fund share transactions (Note 8)	(1,245,723)	756,346
Contributions to capital from investment manager/brokers	—	135
Increase/(decrease) in net assets	$4,790,002	$(18,337,232)
Net assets beginning of period	121,381,244	139,718,476
Net assets end of period*	$126,171,246	$121,381,244

* Includes undistributed net investment income/(loss) of:	$2,866,327	$2,010,614

Risk Parity
Semi-Annual Ended
September 30, 2016		Year Ended
(Unaudited)		March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$531,800	$565,210
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(359,340)	(2,381,107)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	1,065,349	(1,851,434)
Net increase/(decrease) from operations	$1,237,809	$(3,667,331)
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(12,717)
Institutional shares	—	(500,735)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(513,452)
Fund share transactions (Note 8)	2,001,682	16,948,457
Contributions to capital from investment manager/brokers	605	—
Increase/(decrease) in net assets	$3,240,096	$12,767,674
Net assets beginning of period	52,823,240	40,055,566
Net assets end of period*	$56,063,336	$52,823,240
* Includes undistributed net investment income/(loss) of:	$580,842	$49,042

	Foreign Value
Semi-Annual Ended
September 30, 2016		Year Ended
	(Unaudited)	March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$17,385,229	$22,524,114
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	36,326,036	(13,289,107)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	29,084,368	(137,051,073)
Net increase/(decrease) from operations	$82,795,633	$(127,816,066)
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(15,425,223)
Institutional shares	—	(13,111,168)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(28,536,391)
Fund share transactions (Note 8)	(122,952,917)	160,980,406
Contributions to capital from investment manager/brokers	—	1,519
Increase/(decrease) in net assets	$(40,157,284)	$4,629,468
Net assets beginning of period	1,629,960,808	1,625,331,340
Net assets end of period*	$1,589,803,524	$1,629,960,808

* Includes undistributed net investment income/(loss) of:	$27,882,026	$10,496,797

Foreign Value Small Cap

Semi-Annual Ended
September 30, 2016		Year Ended
(Unaudited)		March 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$7,724,604	$9,834,485
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	16,843,813	3,445,565
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	6,836,634	(68,150,750)
Net increase/(decrease) from operations	$31,405,051	$(54,870,700)
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(4,920,510)
Institutional shares	—	(4,126,486)
Net realized gains
Ordinary shares	—	(1,338,214)
Institutional shares	—	(982,047)
Total distributions	$—	$(11,367,257)
Fund share transactions (Note 8)	(53,661,235)	187,247,619
Contributions to capital from investment manager/brokers	—	478
Increase/(decrease) in net assets	$(22,256,184)	$121,010,140
Net assets beginning of period	554,355,214	433,345,074
Net assets end of period*	$532,099,030	$554,355,214

* Includes undistributed net investment income/(loss) of:	$8,748,403	$1,023,799

(For a share outstanding throughout each period)

	Ordinary Shares
	For the
	six months
	ended
	September 30,	Years Ended March 31,
	2016*	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.61	$24.65	$27.62	$22.50	$20.36	$19.92
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.05	0.16	0.04	(0.08)	(0.03)	(0.08)
Net realized and unrealized gain/(loss) on securities	2.03	(1.59)	(0.37)	5.20	2.17	0.57
Total from Investment Operations	2.08	(1.43)	(0.33)	5.12	2.14	0.49
Less Distributions:
Dividends from net investment income	—	—	(0.20)	—	—	(0.05)
Distributions from realized capital gains	—	(1.61)	(2.44)	—	—	—
Total Distributions	—	(1.61)	(2.64)	—	—	(0.05)
Net Asset Value, End of Period	$23.69	$21.61	$24.65	$27.62	$22.50	$20.36
Total Return	9.63%	(5.83)%	(0.36)%	22.76%	10.51%	2.48%
Net Assets, End of Period (000's)	$94,489	$91,139	$98,084	$107,370	$101,275	$95,870
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.35%	1.35%	1.50%	1.53%	1.63%	1.67%
Net	1.35%	1.35%	1.50%	1.53%	1.63%	1.67%
Ratio of net investment income (loss) to average net assets (b)	0.47%	0.70%	0.17%	(0.30)%	(0.16)%	(0.44)%
Portfolio Turnover	8%	17%	94%	67%	54%	53%

(For a share outstanding throughout each period)

	Institutional Shares
	For the
	six months
	ended
	September 30,	Years Ended March 31,
	2016*	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.19	$28.39	$31.37	$25.48	$23.00	$22.50
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.09	0.23	0.11	(0.02)	0.02	(0.04)
Net realized and unrealized gain/(loss) on securities	2.37	(1.82)	(0.39)	5.91	2.46	0.63
Total from Investment Operations	2.46	(1.59)	(0.28)	5.89	2.48	0.59
Less Distributions:
Dividends from net investment income	—	—	(0.26)	—	—	(0.09)
Distributions from realized capital gains	—	(1.61)	(2.44)	—	—	—
Total Distributions	—	(1.61)	(2.70)	—	—	(0.09)
Net Asset Value, End of Period	$27.65	$25.19	$28.39	$31.37	$25.48	$23.00
Total Return	9.77%	(5.62)%	(0.11)%	23.12%	10.78%	2.69%
Net Assets, End of Period (000's)	$6,247	$5,785	$3,761	$9,812	$8,000	$6,242
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.10%	1.10%	1.28%	1.28%	1.38%	1.42%
Net	1.10%	1.10%	1.28%	1.28%	1.38%	1.42%
Ratio of net investment income (loss) to average net assets (b)	0.72%	0.89%	0.36%	(0.08)%	0.07%	(0.19)%
Portfolio Turnover	8%	17%	94%	67%	54%	53%
*	Unaudited
(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(For a share outstanding throughout each period)

	Ordinary Shares
	For the
	six months
	ended
	September 30,	Years Ended March 31,
	2016*	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.31	$17.47	$18.10	$15.85	$14.33	$12.36
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.09	0.15	0.28	0.19	0.16	0.17
Net realized and unrealized gain/(loss) on securities	0.86	0.72	1.30	2.24	1.52	1.92
Total from Investment Operations	0.95	0.87	1.58	2.43	1.68	2.09
Less Distributions:
Dividends from net investment income	—	(0.16)	(0.33)	(0.18)	(0.16)	(0.12)
Distributions from realized capital gains	—	(1.87)	(1.88)	—	—	—
Total Distributions	—	(2.03)	(2.21)	(0.18)	(0.16)	(0.12)
Net Asset Value, End of Period	$17.26	$16.31	$17.47	$18.10	$15.85	$14.33
Total Return	5.82%	5.47%	9.12%	15.40%	11.85%	16.99%
Net Assets, End of Period (000's)	$115,776	$113,498	$116,104	$114,857	$98,033	$92,557
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.54%	1.55%	1.54%	1.55%	1.62%	1.66%
Net excluding dividend and interest expense for securities sold short	1.29%	1.29%	1.29%	1.30%	1.46%	1.51%
Ratio of net investment income (loss) to average net assets (c)	1.03%	0.91%	1.52%	1.13%	1.11%	1.28%
Portfolio Turnover	13%	35%	49%	35%	40%	68%

(For a share outstanding throughout each period)

	Institutional Shares
	For the
	six months
	ended
	September 30,	Years Ended March 31,
	2016*	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.30	$18.39	$18.95	$16.58	$14.95	$12.85
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.12	0.21	0.35	0.25	0.24	0.25
Net realized and unrealized gain/(loss) on securities	0.91	0.76	1.35	2.35	1.59	1.99
Total from Investment Operations	1.03	0.97	1.70	2.60	1.83	2.24
Less Distributions:
Dividends from net investment income	—	(0.19)	(0.38)	(0.23)	(0.20)	(0.14)
Distributions from realized capital gains	—	(1.87)	(1.88)	—	—	—
Total Distributions	—	(2.06)	(2.26)	(0.23)	(0.20)	(0.14)
Net Asset Value, End of Period	$18.33	$17.30	$18.39	$18.95	$16.58	$14.95
Total Return	5.95%	5.74%	9.34%	15.74%	12.37%	17.57%
Net Assets, End of Period (000's)	$7,728	$8,533	$11,209	$10,045	$3,576	$2,558
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.29%	1.30%	1.29%	1.31%	1.35%	1.41%
Net excluding dividend and interest expense for securities sold short	1.04%	1.04%	1.04%	1.03%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets (c)	1.29%	1.14%	1.83%	1.38%	1.58%	1.85%
Portfolio Turnover	13%	35%	49%	35%	40%	68%
*	Unaudited
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(d)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(For a share outstanding throughout each period)

	Ordinary Shares
	For the
	six months
	ended
	September 30,	Years Ended March 31,
	2016*	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.96	$21.94	$22.15	$23.56	$22.67	$25.18
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.13	0.33	0.29	0.33	0.37	0.41
Net realized and unrealized gain/(loss) on securities	0.81	(3.02)	(0.18)	(1.45)	0.85	(2.44)
Total from Investment Operations	0.94	(2.69)	0.11	(1.12)	1.22	(2.03)
Less Distributions:
Dividends from net investment income	—	(0.29)	(0.32)	(0.29)	(0.33)	(0.48)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.29)	(0.32)	(0.29)	(0.33)	(0.48)
Net Asset Value, End of Period	$19.90	$18.96	$ 21.94	$22.15	$23.56	$22.67
Total Return	4.96%	(12.12)%	0.54%	(4.77)%	5.41%	(7.80)%
Net Assets, End of Period (000's)	$111,200	$107,893	$127,295	$131,920	$140,267	$145,201
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.23%	1.32%	1.37%	1.60%	1.76%	1.76%
Net	1.11%	1.31%	1.37%	1.60%	1.76%	1.76%
Ratio of net investment income (loss) to average net assets (b)	1.36%	1.66%	1.26%	1.50%	1.66%	1.80%
Portfolio Turnover	7%	82%	35%	61%	25%	56%

(For a share outstanding throughout each period)

	Institutional Shares
	For the
	six months
	ended
	September 30,	Years Ended March 31,
	2016*	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.23	$22.26	$22.46	$23.88	$22.97	$25.53
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.16	0.36	0.35	0.39	0.43	0.41
Net realized and unrealized gain/(loss) on securities	0.81	(3.04)	(0.18)	(1.46)	0.87	(2.42)
Total from Investment Operations	0.97	(2.68)	0.17	(1.07)	1.30	(2.01)
Less Distributions:
Dividends from net investment income	—	(0.35)	(0.37)	(0.35)	(0.39)	(0.55)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.35)	(0.37)	(0.35)	(0.39)	(0.55)
Net Asset Value, End of Period	$20.20	$19.23	$22.26	$22.46	$23.88	$22.97
Total Return	5.04%	(11.88)%	0.81%	(4.52)%	5.69%	(7.56)%
Net Assets, End of Period (000's)	$14,971	$13,489	$12,424	$15,358	$15,165	$15,569
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	0.98%	1.07%	1.11%	1.35%	1.49%	1.52%
Net	0.85%	1.06%	1.11%	1.35%	1.49%	1.52%
Ratio of net investment income (loss) to average net assets (b)	1.61%	1.78%	1.52%	1.74%	1.92%	1.81%
Portfolio Turnover	7%	82%(d)	35%	61%	25%	56%
*	Unaudited
(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(d)	Turnover is higher due to a change in strategy as of March 18, 2016.

(For a share outstanding throughout each period)

	Ordinary Shares
	For the
	six months			June 27, 2013**
	ended	Year Ended	Year Ended	through
	September 30,	March 31,	March 31,	March 31,
	2016*	2016	2015	2014
Net Asset Value, Beginning of Period	$8.70	$9.73	$10.30	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.07	0.10	0.09	(0.03)
Net realized and unrealized gain/(loss) on securities	0.11	(1.05)	(0.57)	0.40
Total from Investment Operations	0.18	(0.95)	(0.48)	0.37
Less Distributions:
Dividends from net investment income	—	(0.08)	(0.07)	—
Distributions from realized capital gains	—	—	(0.02)	(0.07)
Total Distributions	—	(0.08)	(0.09)	(0.07)
Net Asset Value, End of Period	$ 8.88	$8.70	$9.73	$10.30
Total Return	2.07%	(9.67)	(4.63)%	3.68%****
Net Assets, End of Period (000's)	$1,476	$1,463	$1,558	$652
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.27%	1.44%	1.54%	2.10%***
Net	1.27%	1.44%	1.54%	2.10%***
Ratio of net investment income (loss) to average net assets (b)	1.71%	1.16%	0.88%	(0.43)%***
Portfolio Turnover	5%	24%	34%	42%****

(For a share outstanding throughout each period)

	Institutional Shares
	For the
	six months			June 27, 2013**
	ended	Year Ended	Year Ended	through
	September 30,	March 31,	March 31,	March 31,
	2016	2016	2015	2014
Net Asset Value, Beginning of Period	$8.74	$9.78	$10.35	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.09	0.12	0.13	0.01
Net realized and unrealized gain/(loss) on securities	0.10	(1.06)	(0.59)	0.41
Total from Investment Operations	0.19	(0.94)	(0.46)	0.42
Less Distributions:
Dividends from net investment income	—	(0.10)	(0.09)	—
Distributions from realized capital gains	—	—	(0.02)	(0.07)
Total Distributions	—	(0.10)	(0.11)	(0.07)
Net Asset Value, End of Period	$8.93	$8.74	$9.78	$10.35
Total Return	2.17%	(9.43)	(4.41)%	4.19%****
Net Assets, End of Period (000's)	$54,587	$51,360	$38,497	$33,071
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.01%	1.19%	1.28%	1.69%***
Net	1.01%	1.19%	1.28%	1.69%***
Ratio of net investment income (loss) to average net assets (b)	1.96%	1.40%	1.20%	0.09%***
Portfolio Turnover	5%	24%	34%	42%****
*	Unaudited
**	Fund commenced operations June 27, 2013.
***	Annualized.
**** Not Annualized.
(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c) Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(For a share outstanding throughout each period)

	Ordinary Shares
	For the
	six months
	ended
	September 30,	Years Ended March 31,
	2016*	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.03	$18.67	$19.38	$15.83	$13.64	$14.68
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.18	0.23	0.29	0.19	0.15	0.12
Net realized and unrealized gain/(loss) on securities	0.77	(1.60)	(0.80)	3.49	2.12	(1.09)
Total from Investment Operations	0.95	(1.37)	(0.51)	3.68	2.27	(0.97)
Less Distributions:
Dividends from net investment income	—	(0.27)	(0.20)	(0.13)	(0.08)	(0.07)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.27)	(0.20)	(0.13)	(0.08)	(0.07)
Net Asset Value, End of Period	$17.98	$17.03	$18.67	$19.38	$15.83	$13.64
Total Return	5.58%	(7.29)%	(2.53)%	23.28%	16.73%	(6.55)%
Net Assets, End of Period (000's)	$867,011	$932,418	$1,030,641	$908,108	$705,210	$386,011
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.52%	1.52%	1.52%	1.54%	1.59%	1.64%
Net	1.52%	1.52%	1.52%	1.54%	1.59%	1.64%
Ratio of net investment income (loss) to average net assets (b)	2.12%	1.29%	1.55%	1.11%	1.04%	0.93%
Portfolio Turnover	10%	13%	2%	3%	10%	18%

(For a share outstanding throughout each period)

	Institutional Shares
	For the
	six months
	ended
	September 30,	Years Ended March 31,
	2016*	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.00	$18.68	$19.39	$15.83	$13.63	$14.68
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.20	0.27	0.33	0.24	0.17	0.14
Net realized and unrealized gain/(loss) on securities	0.77	(1.60)	(0.80)	3.48	2.15	(1.09)
Total from Investment Operations	0.97	(1.33)	(0.47)	3.72	2.32	(0.95)
Less Distributions:
Dividends from net investment income	—	(0.35)	(0.24)	(0.16)	(0.12)	(0.10)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.35)	(0.24)	(0.16)	(0.12)	(0.10)
Net Asset Value, End of Period	$17.97	$17.00	$18.68	$19.39	$15.83	$13.63
Total Return	5.71%	(7.06)%	(2.29)%	23.58%	17.07%	(6.34)%
Net Assets, End of Period (000's)	$722,792	$697,543	$594,691	$570,792	$180,265	$98,109
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.27%	1.27%	1.27%	1.28%	1.33%	1.39%
Net	1.27%	1.27%	1.27%	1.28%	1.33%	1.39%
Ratio of net investment income (loss) to average net assets (b)	2.32%	1.51%	1.76%	1.37%	1.22%	1.07%
Portfolio Turnover	10%	13%	2%	3%	10%	18%
*	Unaudited
(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(For a share outstanding throughout each period)

	Ordinary Shares
	For the
	six months
	ended
	September 30,	Period Ended March 31,
	2016*	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$12.06	$13.35	$13.17	$10.50	$9.02	$11.19
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.17	0.21	0.15	0.14	0.14	0.21
Net realized and unrealized gain/(loss) on securities	0.56	(1.26)	0.17	2.66	1.50	(1.29)
Total from Investment Operations	0.73	(1.05)	0.32	2.80	1.64	(1.08)
Less Distributions:
Dividends from net investment income	—	(0.19)	(0.14)	(0.13)	(0.16)	(0.10)
Distributions from realized capital gains	—	(0.05)	—	—	—	(0.99)
Total Distributions	—	(0.24)	(0.14)	(0.13)	(0.16)	(1.09)
Net Asset Value, End of Period	$12.79	$12.06	$13.35	$13.17	$10.50	$9.02
Total Return	6.05%	(7.83)%	2.57%	26.80%	18.34%	(8.20)%
Net Assets, End of Period (000's)	$259,638	$283,509	$233,185	$138,321	$92,806	$72,737
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.56%	1.56%	1.56%	1.58%	1.66%	1.70%
Net	1.56%	1.56%	1.56%	1.58%	1.66%	1.70%
Ratio of net investment income (loss) to average net assets (b)	2.73%	1.66%	1.15%	1.23%	1.55%	2.14%
Portfolio Turnover	24%	8%	11%	4%	9%	22%

(For a share outstanding throughout each period)

	Institutional Shares
	For the
	six months
	ended
	September 30,	Years Ended March 31,
	2016*	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.07	$13.36	$13.19	$10.51	$9.03	$11.21
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.18	0.24	0.14	0.16	0.17	0.24
Net realized and unrealized gain/(loss) on securities	0.57	(1.26)	0.21	2.67	1.49	(1.30)
Total from Investment Operations	0.75	(1.02)	0.35	2.83	1.66	(1.06)
Less Distributions:
Dividends from net investment income	—	(0.22)	(0.18)	(0.15)	(0.18)	(0.13)
Distributions from realized capital gains	—	(0.05)	—	—	—	(0.99)
Total Distributions	—	(0.27)	(0.18)	(0.15)	(0.18)	(1.12)
Net Asset Value, End of Period	$12.82	$12.07	$13.36	$13.19	$10.51	$9.03
Total Return	6.21%	(7.62)%	2.79%	27.16%	18.59%	(7.99)%
Net Assets, End of Period (000's)	$272,461	$270,846	$200,160	$47,418	$22,459	$20,567
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.31%	1.30%	1.31%	1.33%	1.41%	1.43%
Net	1.31%	1.30%	1.31%	1.33%	1.41%	1.43%
Ratio of net investment income (loss) to average net assets (b)	2.97%	1.91%	1.12%	1.47%	1.88%	2.45%
Portfolio Turnover	24%	8%	11%	4%	9%	22%
*	Unaudited
(a)	Per share numbers have been calculated using the average shares method.
(b)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

1. Organization of the Trust
Pear Tree Funds, (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently has six series (each a "Fund" and collectively the "Funds"), each with its own investment objective and strategy.
Pear Tree Polaris Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation.
Pear Tree Quality Fund ("Quality") seeks long-term growth of capital.
Pear Tree PanAgora Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital.
Pear Tree PanAgora Risk Parity Emerging Markets Fund ("Risk Parity") seeks long-term growth of capital.
Pear Tree Polaris Foreign Value Fund ("Foreign Value") seeks long-term capital growth and income.
Pear Tree Polaris Foreign Value Small Cap Fund ("Foreign Value Small Cap") seeks long-term capital growth and income.
Each Fund is managed by Pear Tree Advisors, Inc. (the ″Manager″), which has deligated some or all of the Management of the Fund's portfolio to a sub-advisor (each, a ″Sub-Advisor″).
Each of the Funds is a "non-diversified company," within the meaning of the 1940 Act, other than Emerging Markets, which is a "diversified company."
As the Trust is an investment company, each Fund accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services-Investment Companies".
Each Fund offers two classes of shares, designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.
At times, a Fund's investments may include investments in industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets, such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund's investments and income generated by these investments, as well as a Fund's ability to repatriate such amounts. Information regarding each Fund's principal investment risks is contained in the Funds' prospectus. Please refer to the Funds' prospectus when considering a Fund's investment risks.
2. Significant Accounting Policies
Each Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principals require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.
Security Valuation
Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the "Valuation Procedures") established by the Funds' Trustees (the "Trustees"), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.
The Funds' Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:
•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund's own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.
The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Changes in valuation techniques may result in transfers in changing an investment's assigned level within the hierarchy.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2016:

		Significant		Market
	Quoted Prices	Other	Significant	Value at
	In Active	Observable	Unobservable	September 30,
	Markets	Inputs	Inputs	2016
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$ 87,627,278	$ —	$—	$ 87,627,278
Real Estate Inv. Trusts	12,852,975	—	—	12,852,975
Short Term Investments	9,827,925	—	—	9,827,925
Total	$110,308,178	$ —	$—	$110,308,178
Quality
Common Stock*	$105,893,565	$ —	$—	$105,893,565
Depository Receipts	15,550,095	—	—	15,550,095
Short Term Investments	1,802,460	2,511,551	—	4,314,011
Total	$123,246,120	$2,511,551	$—	` $125,757,671

		Significant		Market
	Quoted Prices	Other	Significant	Value at
	In Active	Observable	Unobservable	September 30,
	Markets	Inputs	Inputs	2016
	Level 1	Level 2	Level 3	Total
Emerging Markets
Common Stock*	$53,645,130	$ 8,424,585	$94,325	$62,164,040
Common Stock Units	1,055,177	—	—	1,055,177
Depository Receipts	5,043,245	—	—	5,043,245
Mutual Funds	54,690,963	—	—	54,690,963
Preferred Stock	2,006,155	—	—	2,006,155
Real Estate Inv. Trusts	709,780	—	—	709,780
Short Term Investments	828,679	—	—	828,679
Total	$ 117,979,129	$ 8,424,585	$94,325	$126,498,039
Risk Parity
Common Stock*	$36,692,306	$ 9,729,977	$ —	$ 46,422,283
Common Stock Units	116,035	—	—	116,035
Depository Receipts	5,099,878	—	—	5,099,878
Mutual Funds	3,160,014	—	—	3,160,014
Preferred Stock	822,917	—	—	822,917
Real Estate Inv. Trusts	250,054	—	—	250,054
Short Term Investments	1,260,362	55,192	—	1,315,554
Total	$ 47,401,566	$ 9,785,169	$ —	$57,186,735
Foreign Value
Common Stock*	$1,400,859,828	$ 73,474,770	$ —	$1,474,334,598
Depository Receipts	112,932,018	—	—	112,932,018
Short Term Investments	—	—	—	—
Total	$1,513,791,846	$ 73,474,770	$ —	$1,587,266,616
Foreign Value Small Cap
Common Stock*	$475,835,653	$ 33,125,054	$75,266	$509,035,973
Preferred Stock	12,769,786	—	—	12,769,786
Short Term Investments	10,629,094	—	—	10,629,094
Total	$499,234,533	$33,125,054	$75,266	$ 532,434,853

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.

Foreign Value
Emerging Markets		Risk Parity	Foreign Value	Small Cap
Common Stock		Common Stock	Common Stock	Common Stock
Balances as of 3/31/2016	$ —	$33,255	$200,542	$ 271,209
Realized gain (loss)	$ —	$ (3,077)	$—	$ (10,322,241)
Changed in unrealized appreciation (depreciation)	$ —	$ (7,129)	$2,181,462	$ 12,293,105
Purchases	$ —	$ —	$—	$ —
Sales	$ —	$(23,049)	$(2,382,004)	$ (2,166,807)
Transfer into Level 3	$ 94,325	$ —	$—	$ —
Transfer out of Level 3	$ —	$ —	$—	$ —
Balances as of 9/30/2016	$ 94,325	$ —	$—	$ 75,266

*	Refer to Schedule of Investments for breakout by industry or country.
*	Transfers between Levels are recognized at the end of the reporting period.
*	Emerging Markets Fund transferred $ 6,730,219 out of Level 1 into Level 2 and $ 94,325 out of Level 1 into Level 3.
Risk Parity Fund transferred $5,959,706 out of Level 1 into Level 2. Foreign Value Small Cap Fund transferred $3,310,120 out of Level 1 into Level 2. Small Cap, Quality and Foreign Value Funds had no transfers at period end.
The reason for transfers from Level 1 into Levels 2 and 3 were due to inactive pricing of the securities.
*	Common stock labeled as Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

	Emerging			Foreign Value
	Markets	Risk Parity	Foreign Value	Small Cap
Banks	$2,430,970	$1,925,142	$37,589,864	$7,954,364
Biotechnology	—	112,121	—	—
Chemicals	—	212,042	—	—
Construction & Engineering	—	181,003	—	—
Construction Materials		154,130	—	—
Diversified Financial Services	—	64,644	—	3,310,120
Diversified Telecommunication Services	2,592,834	1,331,405	—	—
Electric Utilities	—	344,719	—	7,009,505
Electronic Equipment, Instruments & Components	1,076,794	188,690	—	5,800,381
Food & Staples Retailing	—	370,250	—	—
Food Products	—	149,544	—	9,050,684
Health Care Providers & Services	—	324,356	—	—
Hotel, Restaurant & Leisure	—	128,526	—	—
Industrial Conglomerates	—	481,937	—	—
Insurance	—	156,197	—	—
Marine	—	437,916	—	—
Media	—	112,063	—	—
Multi Utilities	—	538,733	—	—

	Emerging		Foreign	Foreign Value
	Markets	Risk Parity	Value	Small Cap
Multiline Retail	$ —	$70,832	$ —	$ —
Oil, Gas & Consumable Fuels	1,723,668	896,024	35,884,906	—
Real Estate Management & Development	600,319	820,467	—	—
Road & Rail	—	153,811	—	—
Specialty Retail	—	169,962	—	—
Transportation & Infrastructure	—	254,467	—	—
Wireless Telecommunication Services	—	150,996	—	—
	$8,424,585	$9,729,977	$73,474,770	$33,125,054

*	Common stock labeled as Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

	Emerging	Foreign Value
	Markets	Small Cap
Diversified Financial Services	$ 94,325	$—
Leisure Products	—	75,266
	94,325	75,266

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2016;

					Impact to
					Valuation
					from a
Common	Fair Value	Valuation	Unobservable		Decrease
Stock	September 30, 2016	Methodologies	Input (1)	Range	in Input (2)
Emerging	$94,325	Market	Comparability	100%	Decrease
Markets		Comparable	Adjustment
Foreign Value	$76,266	Market	Comparability	100%	Decrease
Small Cap		Comparable	Adjustment
1.	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, and company specific developments.
2.	This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.
Offsetting Assets and Liabilities
The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position. During the six month period ended September 30, 2016, the Funds were not subject to any master netting arrangements or similar agreements.

The table below shows the offsetting assets and liabilities relating to the repurchase agreement and the securities lending agreements shown on the Statement of Assets and Liabilities.

		Gross Amounts	Net Amounts	Gross Amounts not offset in the statement of Financial Position
	Gross Amounts	Offset in the	Presented in the		Collateral
Repurchase	of Recognized	Statement of	Statement of	Financial	Pledged	Net
Agreements	Assets	Financial Position	Financial Position	Instruments	(Received)	Amount
Quality	$2,511,551	$—	$2,511,551	$2,511,551	$—	$—
Risk Parity	55,192	—	55,192	55,192	—	—

The type and maturity of non-cash collateral in relation to the value of repurchase agreements on the Statement of Assets and Liabilities is as follows:

		Up to	30–90	Greater than
Name	Fund/Collateral Type	30 Days	Days	90 Days	Total
Quality	U.S. Treasury Obligations	$—	$—	$2,511,551	$2,511,551
Risk Parity	U.S. Treasury Obligations	—	—	55,192	55,192

		Gross Amounts	Net Amounts	Gross Amounts not offset in the statement of Financial Position
	Gross Amounts of Recognized Liabilities	Offset in the Statement of Financial Position	Presented in the Statement of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Security Lending
Small Cap	$9,219,305	$—	$9,219,305	$9,219,305(a)	$—	$—
Quality	1,802,460	—	1,802,460	1,802,460(a)	—	—
Emerging Markets	828,679	—	828,679	828,679(a)	—	—
Risk Parity	1,260,362	—	1,260,362	1,260,362(a)	—	—

(a) Collateral for securities on loan is included in the Schedule of Investments.
The type and maturity of non-cash collateral in relation to the value of security lending on the Statement of Assets and Liabilities is as follows:

		Up to	30–90	Greater than
Name	Fund/Collateral Type	30 Days	Days	90 Days	Total
Small Cap	Money Market	$9,219,305	$—	$—	$9,219,305
Quality	Money Market	1,802,460	—	—	1,802,460
Emerging Markets	Money Market	828,679	—	—	828,679
Risk Parity	Money Market	1,260,362	—	—	1,260,362

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be minimal.
Subsequent Events
In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financials were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds' financial statements.
Security Transactions and Related Investment Income
Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.
Repurchase Agreements
The Funds' custodian takes possession of securities collateralizing repurchase agreements through the federal book-entry system. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer of the collateral defaults or enters into bankruptcy.
Counterparty Credit Risk
Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although a Fund expects to enter into transactions only with counterparties believed by the Fund's investment manager or Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.
Foreign Currency Transactions
All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Forward Foreign Currency Contracts
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.
Spot Foreign Currency Contracts at September 30, 2016:

		Emerging Markets Fund
				Unrealized
				appreciation
Currency to deliver	Local Value	In exchange for		Settlement Date	(depreciation)
United States Dollar	21,369	EURO	19,026	10/04/16	$ 15
United States Dollar	22,286	HUF	6,119,174	10/04/16	(1)
United States Dollar	29,055	TRY	87,163	10/04/16	3
					$ 17

		Foreign Value Small Cap
				Unrealized
				appreciation
Currency to deliver	Local Value	In exchange for		Settlement Date	(depreciation)
United States Dollar	2,513,813	GBP	1,939,147	10/03/16	$ 9,695
United States Dollar	134,190	HKD	1,040,523	10/04/16	(29)
Australian Dollar	537,144	USD	408,767	10/04/16	(3,035)
Pound Sterling	42,051	USD	54,346	10/03/16	(376)
Hong Kong Dollar	1,363,653	USD	175,844	10/03/16	19
Norwegian Krone	1,219,869	USD	152,308	10/04/16	(374)
					$ 5,900

Securities Lending
To generate additional income, each of Small Cap, Quality, Emerging Markets and Risk Parity lend its securities to institutional investors using Securities Finance Trust Company ("eSecLending") as its lending agent. Small Cap, Quality, Emerging Markets and Risk Parity may each lend up to 30 percent of its assets pursuant to certain agreements ("Securities Lending Agreements") requiring that the loan be continuously secured. Securities loaned are arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of institutional clients. The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for loans of non-U.S. equities and non-U.S. fixed income securities, and 102 percent of the borrowings for loans of U.S. equities and U.S. fixed income securities. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.
Risks, such as delay in recovery of lent securities, may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks.
At September 30, 2016, the following Funds had collateral and loans outstanding of:
	Value of Collateral	Value of Loaned Securities
Small Cap	$9,219,305	9,017,520
Quality	1,802,460	1,764,642
Emerging Markets	828,679	792,377
Risk Parity	1,260,362	1,209,010

Expenses and Class Allocations
The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution (12b-1) fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to distribution (12b-1) fees. Shareholders of each class share all expenses and fees paid to the transfer agent, Pear Tree Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3.)
Distributions to Shareholders
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.
3. Management Fee, Advisory Contracts and Other Affiliate Transactions
The Funds have entered into a management agreement (the "Management Agreement") with Pear Tree Advisors, Inc. (the "Manager"). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Small Cap and Risk Parity an annual rate 0.80 and 0.60 percent of the average daily total net assets.
From January 27, 2011 to July 31, 2013, the Manager had waived a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of 0.15 percent of Quality Fund's average daily net assets if and when the Quality Fund's average daily net assets were up to $100 million, and in an amount equal to the annualized rate of 0.25 percent of Quality Fund's average daily net assets if and when Quality Fund's average daily net assets equal to or greater than $100 million. From April 1, 2011 to August 1, 2013, the Manager had waived or reimbursed Fund expenses relating to Institutional Shares of Quality Fund such that the total annualized fund operating expenses relating to Institutional Shares were not more than 1.00 percent.
Beginning December 1, 2013, the Manager has agreed until July 31, 2017 to waive a portion of its management fee relating to Quality Fund by an amount equal to the annualized rate of
0.25 percent of Quality Fund's average daily net assets if and when the Quality Fund's average daily net assets up to and including $125 million, and in an amount equal to the annualized rate of 0.50 percent of Quality Fund's average daily net assets if and when Quality Fund's average daily net assets in excess of $125 million. The Board has the right to terminate this arrangement in its discretion.
Beginning March 18, 2016, the Manager contractually agreed until August 1, 2017 to waive such portion of the management fees that it would otherwise receive under its agreement with

Pear Tree Funds for serving as investment manager to Emerging Markets, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets net assets are in excess of $600 million.
In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of Small Cap individually exceed 2 percent of average net assets for any fiscal year. Small Cap expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.
For the six months ended September 30, 2016, aggregate management fees exclusive of fee waivers and Fund reimbursements, from all Funds were $ 12,110,424.
The Manager has entered into sub-advisory contracts with the following sub advisers (collectively the "Sub-Advisers") to provide investment sub-advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Quality), PanAgora Asset Management, Inc. (Emerging Markets and Risk Parity), and Polaris Capital Management, LLC (Small Cap, Foreign Value and Foreign Value Small Cap).
For services rendered, the Manager pays to the Sub-Advisers of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the six months ended September 30, 2016, the fees paid by the Manager to the Sub-Advisers of the Funds were as follows:

Small Cap	0.25% of the first $100 million and
0.30% of amounts in excess of $100 million but less than $200 million and
0.325% of amounts in excess of $200 million of average daily total net assets
Quality	0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than $250 million and
0.06% of amounts in excess of $250 million of average daily total net assets
Emerging Markets	0.47% of the first $300 million and
0.50% of amounts in excess of $300 million of average daily total net assets
Effective March 18, 2016:
0.25% of the first $300 million and

0.30% of amounts in excess of $300 million but less than $600 million and
0.35% of amounts in excess of $600 million of average daily total net assets
Risk Parity	0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than $600 million and
0.35% of amounts in excess of $600 million of average daily total net assets
Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the "Distribution Agreement") with U.S. Boston Capital Corporation (the "Distributor"). For its services under the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.
Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the six months ended September 30, 2016, the aggregate distribution fees of the Funds were $ 1,842,226.
Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement (the "Transfer Agent Agreement"). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the six months ended September 30, 2016, the aggregate fees of the Funds were $2,039,772.
Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the six months ended September 30, 2016, fees paid pursuant to this agreement were $372,999.
The Trustees have approved reimbursement to the Manager for a percentage of the compensation paid by the Manager to the Trust's Chief Compliance Officer. For the six months ended September 30, 2016, the Trust reimbursed the Manager for the Chief Compliance Officer's compensation in the amount of $ 115,338.

Custody and fund accounting services are provided by State Street. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.
For the six months ended September 30, 2016, each Trustee who was not an "interested person" of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role of $36,500, and each of the Chairman of the Board's Audit Committee and the Lead Independent Trustee of the Board received an additional $3,000. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets.
As of September 30, 2016, the market value of all securities of affiliated companies held in Emerging Markets Fund amounted to $ 54,107,698, representing 42.9 % of net assets.

	Share Balance			Share	Realized
				Balance	Gain	LT Cap	Dividend	Value	Acquisition
Name	3/31/16	Purchases	Reinvested	9/30/16	Loss	Gain	Income	9/30/16	Cost
Risk Parity	5,829,244	229,849	—	6,059,093	—	—	—	$54,107,698	$58,484,936

4. Purchases and Sales
During the six months ended September 30, 2016, purchases of investment securities other than U.S. Government obligations and short-term investments for Small Cap, Quality, Emerging Markets, Risk Parity, Foreign Value, and Foreign Value Small Cap, were $7,915,369, $16,317,119, $10,338,276, $5,218,457, $152,557,489, and $126,139,424 respectively. Sales of such securities for the Funds were $8,229,091, $21,323,548, $8,246,096, $2,542,035, $172,753,610 and $163,989,115 respectively.
5. Contingent Liability
The Trust maintains a joint fidelity bond with the Funds' Transfer Agent through ICI Mutual Insurance Company ("ICI Mutual"). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300 percent of the annual premium, one-third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.
6. Concentration of Risk
The relatively large investments of Emerging Markets and Risk Parity, and from time to time Foreign Value and Foreign Value Small Cap, in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund's investments and the income they generate, as well as each Fund's ability to repatriate such amounts.

7. Federal Income Taxes
It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code ("IRC") applicable to regulated investment companies. Therefore no Federal income tax provision is required.
The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Certain Funds had capital loss carryovers at March 31, 2016. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

			March 31, 2016
	Capital Loss	Capital Loss	Capital Loss	Capital Loss	Capital Loss
	Expires	Expires	Expires	No Expiration	No Expiration	Total
Portfolio	March 31, 2017	2018	2019	Short Term	Long Term	Capital Loss
Small Cap	$ —	$ —	$ —	$ 887,007	$ —	$ 887,007
Quality	—	—	—	—	—	—
Emerging Markets	—	18,600,610	—	6,326,466	8,397,653	33,324,729
Risk Parity	—	—	—	630,112	2,027,205	2,657,317
Foreign Value	73,956,484	131,156,114	10,547,106	9,782,646	37,353,833	262,796,183
Foreign Value Small Cap	—	—	—	—	—	—

For the year ended March 31, 2016, no capital losses were utilized.
As a result of the passage of the Registered Investment Company Modification Act of 2010 ("the Act"), losses incurred in fiscal year ended March 31, 2012 and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the Act.
The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by the tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Funds' 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
8. Transactions in Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	Six months ended		Year ended
	September 30, 2016		March 31, 2016
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	11,945	$ 263,514	184,484	$ 4,194,675
Shares issued in reinvestment of distributions	—	—	274,826	5,969,216
Shares redeemed	(241,051)	(5,375,636)	(221,202)	(5,054,249)
Net Change	(229,106)	(5,112,122)	238,108	5,109,642
Institutional Shares
Shares sold	892	$23,095	92,573	$ 2,191,546
Shares issued in reinvestment of distributions	—	—	8,391	212,276
Shares redeemed	(4,610)	(119,419)	(3,837)	(99,290)
Net Change	(3,718)	(96,324)	97,127	2,304,532
Total Net Change For Fund		$ (5,208,446)		$ 7,414,174
Quality
Ordinary Shares
Shares sold	201,674	$ 3,381,958	365,249	$ 5,969,355
Shares issued in reinvestment of distributions	—	—	782,607	12,232,145
Shares redeemed	(454,674)	(7,603,401)	(833,946)	(14,044,377)
Net Change	(253,000)	(4,221,443)	313,910	4,157,123
Institutional Shares
Shares sold	17,486	$ 310,277	73,533	$ 1,366,866
Shares issued in reinvestment of distributions	—	—	63,192	1,047,094
Shares redeemed	(89,279)	(1,583,545)	(252,872)	(4,507,811)
Net Change	(71,793)	(1,273,268)	(116,147)	(2,093,851)
Total Net Change For Fund		$ (5,494,711)		$ 2,063,272
Emerging Markets
Ordinary Shares
Shares sold	301,995	$ 5,750,781	588,905	$ 11,569,615
Shares issued in reinvestment of distributions	—	—	86,329	1,497,799
Shares redeemed	(403,322)	(7,805,293)	(787,118)	(15,269,917)
Net Change	(101,327)	(2,054,512)	(111,884)	(2,202,503)

	Six months ended		Year ended
	September 30, 2016		March 31, 2016
	Shares	Dollars	Shares	Dollars
Emerging Markets (continued)
Institutional Shares
Shares sold	101,966	$2,029,578	377,275	$7,417,539
Shares issued in reinvestment of distributions	—	—	13,173	231,454
Shares redeemed	(62,359)	(1,220,789)	(247,081)	(4,690,144)
Net Change	39,607	808,789	(143,367)	2,958,849
Total Net Change For Fund		$(1,245,723)		$756,346
Risk Parity
Ordinary Shares
Shares sold	3,036	$26,647	8,035	$71,915
Shares issued in reinvestment of distributions	—	—	1,678	12,718
Shares redeemed	(5,018)	(42,528)	(1,772)	(15,420)
Net Change	(1,982)	(15,881)	7,941	69,213
Institutional Shares
Shares sold	233,929	$2,018,214	1,872,838	$16,387,195
Shares issued in reinvestment of distributions	—	—	65,800	500,735
Shares redeemed	(78)	(651)	(1,087)	(8,686)
Net Change	233,851	2,017,563	1,937,551	16,879,244
Total Net Change For Fund		$2,001,682		$16,948,457
Foreign Value
Ordinary Shares
Shares sold	2,412,440	$40,822,253	12,725,056	$230,659,413
Shares issued in reinvestment of distributions	—	—	913,626	15,157,062
Shares redeemed	(8,945,803)	(151,595,954)	(14,102,592)	(246,375,549)
Net Change	(6,533,363)	(110,773,701)	(463,910)	(559,074)
Institutional Shares
Shares sold	3,869,367	$65,837,881	13,038,132	$227,098,485
Shares issued in reinvestment of distributions	—	—	736,164	12,176,159
Shares redeemed	(4,684,046)	(78,017,097)	(4,586,255)	(77,735,164)
Net Change	(814,679)	(12,179,216)	9,188,041	161,539,480
Total Net Change For Fund		$(122,952,917)		$160,980,406

	Six months ended		Year ended
	September 30, 2016		March 31, 2016
	Shares	Dollars	Shares	Dollars
Foreign Value Small Cap
Ordinary Shares
Shares sold	835,121	$10,236,182	13,971,473	$188,283,238
Shares issued in reinvestment of distributions	—	—	505,562	6,056,637
Shares redeemed	(4,046,095)	(49,695,488)	(8,432,240)	(104,485,474)
Net Change	(3,210,974)	(39,459,306)	6,044,795	89,854,401
Institutional Shares
Shares sold	2,618,263	$32,116,237	15,595,063	$198,515,213
Shares issued in reinvestment of distributions	—	—	345,253	4,139,583
Shares redeemed	(3,801,413)	(46,318,166)	(8,487,224)	(105,261,578)
Net Change	(1,183,150)	(14,201,929)	7,453,092	97,393,218
Total Net Change for Fund		$(53,661,235)		$187,247,619

INFORMATION FOR SHAREHOLDERS (unaudited)
Quarterly Portfolio Disclosure
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund's portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds' web site at www.peartreefunds.com.
Portfolio Proxy Voting Policies and Information
Information on the Funds' proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2016 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.
Household Delivery of Fund Documents
With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund's transfer agent, by phone or in writing (see "For Account Information"). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL (unaudited)
The Trustees, including the Independent Trustees, oversee the management of each Fund and, as required by law, determine annually whether to continue the Management Contract with respect to each Fund and the Sub-Advisory Contract for each Fund.
In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by the Manager and the Sub-Advisers in response to requests of the Independent Trustees and their independent legal counsel. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and the Independent Trustees also met separately in executive session with their independent legal counsel.
At a meeting held on May 11, 2016, based on the Trustees' evaluation of the information provided by the Manager and the Sub-Advisers, as well as other information, the Trustees, including all of the Independent Trustees, determined that the overall arrangements with respect to each Fund and the Manager and each Sub-Adviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Manager, its affiliates and the Sub-Advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Management Contract and the Sub-Advisory Contract with respect to each Fund for an additional one-year period, subject to earlier termination as provided for in each agreement.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by the Manager and the Sub-Advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of the Manager and each Sub-Adviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by the Manager or the Sub-Advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Manager's role as administrator to the Funds, noting the amount of fees that the Manager receives for its services. The Trustees considered the role of the Manager in monitoring adherence to the Funds' investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL (unaudited) (continued)
With respect to Quality Fund, the Trustees also considered the role played by the Manager in selecting investments for the Fund's portfolio and coordinating with that Fund's Sub-Adviser to invest and reinvest Fund assets.
The Trustees, including the Independent Trustees, concluded that the nature, extent and quality of the services provided by the Manager and the Sub-Adviser to each Fund were appropriate and consistent with the terms of the Management Contract and the Sub-Advisory Contracts, and that, taking into account steps taken to address each Fund whose performance lagged that of its peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that the Manager and each Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.
Management Fees and Expenses
The Trustees reviewed the contractual investment advisory and Sub-Advisory fee rates payable by each Fund and the Manager, respectively, as well as actual fees paid by each Fund, net of waivers. As part of its review, the Trustees considered each Fund's management fee, Sub-Advisory fee payable by the Manager, and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Trustees noted that the Manager did not have any clients other than the Funds, and thus they could not consider the comparability of the fees charged and the services provided to each Fund by the Manager and services provided to other clients of the Manager. In addition, the Trustees considered the willingness of the Manager to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.
With respect to Emerging Markets Fund, the Trustees also considered that the Manager and PanAgora each waived the portion of its Management Fee and Sub-Advisory fee, respectively, with respect to that Fund's investment in Institutional Shares of Risk Parity Fund, and that Emerging Markets Fund had adopted procedures to address the Manager's potential conflicts of interest that may arise when determining what percentage of Emerging Market Fund assets should be allocated to Risk Parity Fund.
On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Manager and the Sub-Advisers, the Trustees, including the Independent Trustees, concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.
Profitability
The Trustees reviewed the level of profits realized by the Manager and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Trustees considered other direct and indirect benefits received by the Manager and its affiliates in connection with their relationships with the Funds.

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL (unaudited) (continued)
The Trustees, including the Independent Trustees, concluded that the profitability of the Manager with respect to each of the Funds, and the profitability range of each of the Manager's affiliates with respect to its services to the Funds, were reasonable in relation to the services provided.
Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund's benchmark index. In this regard, the Trustees noted that certain Funds had some recent performance challenges, but performance has recently been improving. The Trustees, including the Independent Trustees, concluded that the performance of certain Funds was good or very good under current market conditions. They also concluded that, although the performance of other Funds lagged that of their peers for certain periods, the Manager had taken or was taking appropriate steps to address those instances of under-performance.
Economies of Scale
The Trustees considered information about the potential for the Manager to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, the actual management fee rate paid by some of the Funds, after fee waivers and contractual expense limitations, was closer to the mean management fee rate of the Fund's peer group identified by independent data providers. They noted that for those Funds whose expenses are being reduced by fee waivers and contractual expense limitations of the Manager, the Manager is subsidizing the Funds because they have not reached adequate scale. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds.
With respect to Emerging Markets Fund, the Trustees considered that Manager received only limited benefits for that Fund's investment in Emerging Markets Fund because (a) the Manager waived its management fees from Emerging Markets Fund with respect to that portion of the Fund invested in Risk Parity Fund, and (b) because Emerging Markets Fund invested in Institutional Class shares of Risk Parity Fund, the Distributor did not receive any 12b-1 fee relating to Emerging Markets Fund's investment.
Based on all of the information they reviewed, the Trustees, including the Independent Trustees, concluded that the current fee structure of each Fund was reasonable and that the current rates of fees reflect a sharing between the Manager and the Fund of economies of scale at the current asset level of the Fund.
Other Benefits to the Manager
The Trustees also considered benefits that accrue to the Manager and its affiliates from their relationships with the Funds. They recognized that two affiliates of the Manager separately serve the Funds as transfer agent and distributor, respectively, and each receives compensation directly from the Funds for services provided. The Trustees, including the Independent Trustees, concluded that, other than the services provided by the Manager and its affiliates

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL (unaudited) (continued)
pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and the Manager may potentially benefit from their relationship with each other in other ways. They also concluded that, among other things, success of any Fund could attract other business to the Manager, and that the success of the Manager could enhance the Manager's ability to serve the Funds.
* * *
After full consideration of the above factors, as well as other factors, the Trustees, including the Independent Trustees, concluded at their May 11, 2016 meeting that the proposed continuation of the Management Contract and the Sub-Advisory Contract with respect to each Fund for another year was in the best interest of the respective Funds and their shareholders.

PEAR TREE FUNDS

NOTES

PEAR TREE FUNDS

NOTES

PEAR TREE FUNDS

SERVICE PROVIDERS

Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road,
Suite 202, Lincoln, MA 01773
Subadvisers	Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA 02210
Polaris Capital Management, LLC, 121 High Street,
Boston, MA 02110
Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road,
Suite 202, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street,
Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street,
Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road,
Suite 202, Lincoln, MA 01773
Independent Registered	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400
Public Accounting Firm	Philadelphia, PA 19103
Legal Counsel	Sullivan & Worcester LLP, One Post Office Square
Boston, MA 02109
For Account Information
For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

PEAR TREE®
FUNDS

55 Old Bedford Road
Suite 202
Lincoln MA 01773

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© 2016 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 2. Code of Ethics

Not applicable for report period.

ITEM 3. Audit Committee Financial Expert

Not applicable for report period.

ITEM 4.    Principal Accountant Fees and Services

Not applicable for report period.

ITEM 5.    Audit Committee of Listed Registrants

 Not applicable.

ITEM 6.    Schedule of Investments

Not applicable.

ITEM 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

 Not applicable.

ITEM 10.   Submission of Matters to a Vote of Security Holders

 Not applicable.

ITEM 11.   Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There has been no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  Exhibits

(a)    Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: November 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  November 18, 2016

By /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: November 18, 2016